Execution Version TERM LOAN CREDIT AGREEMENT among SOUTHWEST AIRLINES CO., THE BANKS PARTY HERETO, BNP PARIBAS, as Administrative Agent, and BNP PARIBAS, as Sole Structuring Agent, Lead Arranger and Lead Bookrunner as of March 11, 2026 4930-4852-1357v.8 SOU630/00014

i Table of Contents Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1 Section 1.1 Certain Defined Terms .............................................................................................. 1 Section 1.2 Computation of Time Periods ................................................................................. 21 Section 1.3 Interest Rates ........................................................................................................... 21 Section 1.4 Classification of Loans and Borrowings ................................................................. 22 Section 1.5 Divisions ................................................................................................................. 22 Section 1.6 Terms Generally ...................................................................................................... 22 ARTICLE II LOANS .................................................................................................................................. 23 Section 2.1 Commitments .......................................................................................................... 23 Section 2.2 Borrowing Procedure on the Initial Borrowing Date .............................................. 23 Section 2.3 Conversions ............................................................................................................. 23 Section 2.4 [Reserved] ............................................................................................................... 24 Section 2.5 [Reserved] ............................................................................................................... 24 Section 2.6 Loans ....................................................................................................................... 24 Section 2.7 Loan Accounts ........................................................................................................ 24 Section 2.8 Interest on Loans ..................................................................................................... 25 Section 2.9 Interest on Overdue Amounts ................................................................................. 25 Section 2.10 Alternate Rate of Interest ........................................................................................ 25 Section 2.11 Prepayment of Loans .............................................................................................. 27 Section 2.12 Reserve Requirements; Change in Circumstances .................................................. 28 Section 2.13 Change in Legality .................................................................................................. 29 Section 2.14 Indemnity ................................................................................................................ 30 Section 2.15 Pro Rata Treatment ................................................................................................. 31 Section 2.16 Sharing of Setoffs .................................................................................................... 31 Section 2.17 Payments ................................................................................................................. 31 Section 2.18 Taxes ....................................................................................................................... 32 Section 2.19 Calculation of Interest Rates ................................................................................... 36 Section 2.20 Booking Loans ........................................................................................................ 36 Section 2.21 Quotation of Rates .................................................................................................. 36 Section 2.22 Defaulting Banks ..................................................................................................... 36 Section 2.23 Mitigation Obligations; Replacement of Banks ...................................................... 37 Section 2.24 Incremental Term Loans ......................................................................................... 38 ARTICLE III [RESERVED] ...................................................................................................................... 39 ARTICLE IV CONDITIONS OF LENDING ............................................................................................ 39 Section 4.1 Conditions Precedent .............................................................................................. 39 Section 4.2 Conditions Precedent to Borrowing ........................................................................ 41 ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 42 Section 5.1 Organization, Authority and Qualifications ............................................................ 42 Section 5.2 Financial Statements ............................................................................................... 42

ii Section 5.3 Compliance with Agreement and Laws .................................................................. 42 Section 5.4 Authorization; No Breach; and Valid Agreements ................................................. 42 Section 5.5 Litigation and Judgments ........................................................................................ 43 Section 5.6 Ownership of Properties .......................................................................................... 43 Section 5.7 Taxes ....................................................................................................................... 43 Section 5.8 Approvals Required ................................................................................................ 43 Section 5.9 Business; Status as Air Carrier ................................................................................ 43 Section 5.10 Purpose of Loan ...................................................................................................... 43 Section 5.11 Investment Company Act ........................................................................................ 43 Section 5.12 General .................................................................................................................... 43 Section 5.13 Affected Financial Institutions ................................................................................ 44 Section 5.14 Anti-Corruption Laws and Sanctions ...................................................................... 44 Section 5.15 ERISA Compliance ................................................................................................. 44 Section 5.16 Insurance ................................................................................................................. 44 Section 5.17 Security Interests ..................................................................................................... 44 Section 5.18 Section 1110 ............................................................................................................ 44 ARTICLE VI COVENANTS ..................................................................................................................... 45 Section 6.1 Performance of Obligations .................................................................................... 45 Section 6.2 Compliance with Laws ............................................................................................ 45 Section 6.3 Maintenance of Existence, Licenses and Franchises: Compliance With Agreements ............................................................................................................. 45 Section 6.4 Maintenance of Properties....................................................................................... 45 Section 6.5 Maintenance of Books and Records ........................................................................ 46 Section 6.6 Inspection ................................................................................................................ 46 Section 6.7 Insurance ................................................................................................................. 46 Section 6.8 Appraisals................................................................................................................ 47 Section 6.9 [Reserved] ............................................................................................................... 47 Section 6.10 Reporting Requirements ......................................................................................... 47 Section 6.11 Use of Proceeds ....................................................................................................... 48 Section 6.12 Pool Assets .............................................................................................................. 49 Section 6.13 Restrictions on Liens ............................................................................................... 50 Section 6.14 Mergers and Dissolutions ........................................................................................ 51 Section 6.15 Assignment.............................................................................................................. 51 Section 6.16 Post-Effective Date Items ....................................................................................... 51 Section 6.17 Further Assurances .................................................................................................. 52 ARTICLE VII EVENTS OF DEFAULT; REMEDIES.............................................................................. 52 Section 7.1 Events of Default .................................................................................................... 52 Section 7.2 Remedies Upon Default .......................................................................................... 54 Section 7.3 Remedies in General ............................................................................................... 55 ARTICLE VIII THE ADMINISTRATIVE AGENT ................................................................................. 56 Section 8.1 Authorization and Action ........................................................................................ 56 Section 8.2 Administrative Agent’s Reliance, Etc ..................................................................... 56 Section 8.3 Rights of the Administrative Agent as Bank ........................................................... 56 Section 8.4 Bank Credit Decision .............................................................................................. 57 Section 8.5 Administrative Agent’s Indemnity .......................................................................... 57

iii Section 8.6 Successor Administrative Agent ............................................................................. 57 Section 8.7 Notice of Default ..................................................................................................... 58 Section 8.8 Collateral Matters .................................................................................................... 58 ARTICLE IX MISCELLANEOUS ............................................................................................................ 59 Section 9.1 Amendments, Etc .................................................................................................... 59 Section 9.2 Notices, Etc ............................................................................................................. 59 Section 9.3 No Waiver; Remedies ............................................................................................. 60 Section 9.4 Costs and Expenses ................................................................................................. 60 Section 9.5 Indemnity ................................................................................................................ 61 Section 9.6 Right of Setoff ......................................................................................................... 62 Section 9.7 Governing Law ....................................................................................................... 62 Section 9.8 Submission To Jurisdiction; Waivers ...................................................................... 62 Section 9.9 Survival of Representations and Warranties ........................................................... 63 Section 9.10 Binding Effect ......................................................................................................... 63 Section 9.11 Successors and Assigns; Participations ................................................................... 63 Section 9.12 Confidentiality ........................................................................................................ 66 Section 9.13 Independence of Covenants .................................................................................... 67 Section 9.14 Severability ............................................................................................................. 67 Section 9.15 Integration ............................................................................................................... 67 Section 9.16 Descriptive Headings .............................................................................................. 67 Section 9.17 Execution in Counterparts ....................................................................................... 67 Section 9.18 WAIVERS OF JURY TRIAL ................................................................................. 68 Section 9.19 No Fiduciary Duty .................................................................................................. 68 Section 9.20 USA Patriot Act ...................................................................................................... 68 Section 9.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ....... 68 Section 9.22 Interest Rate Limitation .......................................................................................... 69 SCHEDULES Pool Assets Schedule I Commitments Schedule II Permitted Liens Schedule 1.1 EXHIBITS Form of Notice of Borrowing Exhibit A Form of Note Exhibit B Form of Financial Report Certificate Exhibit C Form of Assignment and Assumption Exhibit D Form of U.S. Tax Compliance Certificate – Foreign Banks (Not Partnerships) Exhibit E-1 Form of U.S. Tax Compliance Certificate – Non-U.S. Participants (Partnerships) Exhibit E-2 Form of U.S. Tax Compliance Certificate – Non-U.S. Participants (Not Partnerships) Exhibit E-3 Form of U.S. Tax Compliance Certificate – Foreign Banks (Partnerships) Exhibit E-4

1 TERM LOAN CREDIT AGREEMENT TERM LOAN CREDIT AGREEMENT, dated as of March 11, 2026, is among SOUTHWEST AIRLINES CO. (the “Company”), the Banks (as herein defined) and BNP PARIBAS, as the administrative agent for the Banks (in such capacity, the “Administrative Agent”). The Company has requested that the Banks extend credit to the Company in the form of a single draw term loan in an aggregate principal amount not in excess of the Commitments (as herein defined). The Banks are willing to extend such credit to the Company on the terms and conditions herein set forth. Accordingly, the Company, the Administrative Agent, and the Banks agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.1 Certain Defined Terms. As used in this Agreement (as herein defined), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Adjusted Pre-Tax Income” of any Person means, with respect to any period, income before income taxes of such Person for such period, but excluding (a) any gain or loss arising from the sale of capital assets other than capital assets consisting of Aircraft, (b) any gain or loss arising from any write-up or write-down of assets, (c) income or loss of any other Person, substantially all of the assets of which have been acquired by such Person in any manner, to the extent that such income or loss was realized by such other Person prior to the date of such acquisition, (d) income or loss of any other Person (other than a Subsidiary) in which such Person has an ownership interest, (e) the income or loss of any other Person to which assets of such Person shall have been sold, transferred, or disposed of, or into which such Person shall have merged, to the extent that such income or loss arises prior to the date of such transaction, (f) any gain or loss arising from the acquisition of any securities of such Person, (g) gains or losses reported as extraordinary in accordance with GAAP not previously excluded in clauses (a) through (f), and (h) the cumulative effect of changes in accounting methods permitted by GAAP during such period. Notwithstanding the foregoing, the determination of income before income taxes for any period shall be adjusted by any pre-tax non-GAAP financial measures for such period as identified in “Reconciliation of Reported Amounts to Non-GAAP Financial Measures” contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s filings in respect of such period on Form 10-Q or Form 10-K with the Securities and Exchange Commission. “Administrative Agent” is defined in the preamble to this Agreement. “Administrative Questionnaire” means an Administrative Questionnaire in a form satisfactory to the Administrative Agent, which each Bank shall complete and provide to the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person. For purposes of this definition, “control” of a Person shall mean having the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by ownership of voting equity, by contract, or otherwise.

2 “Agreed Maximum Rate” means, for any date, 2% per annum above the interest rate then applicable to Alternate Base Loans. “Agreement” means this Term Loan Credit Agreement, as the same may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time. “Aircraft” means, collectively, each airframe and its two associated engines in which a Lien is granted to secure the Obligations pursuant to the Aircraft Mortgage, together with all appliances, equipment, instruments, and accessories (including radio and radar, but excluding passenger convenience equipment) from time to time belonging to, installed in, or appurtenant to such airframes and aircraft engines, but excluding any airframe and/or engine for which the related Lien pursuant to the Aircraft Mortgage has been terminated and/or released in accordance with the Loan Papers; provided, however, the term “Aircraft” shall not include airframes and engines leased by the Company. “Aircraft Mortgage” means that “Aircraft Mortgage” as defined in Section 4.1(d), as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time. “Aircraft Protocol” means the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted on November 16, 2001 at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements and revisions thereto, as in effect in the United States. “Alternate Base Loan” means any Loan with respect to which the Company shall have selected an interest rate based on the Alternate Base Rate in accordance with the provisions of Article II. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Term SOFR for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) (giving effect to any floor in such rate) plus 1%; provided that for the purpose of this definition, the Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.10 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.10(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. For purposes hereof: “Prime Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Fed Reserve Board in Fed Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Fed Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Ancillary Document” is defined in Section 9.17(b).

3 “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Lending Office” means, with respect to each Bank, such Bank’s Domestic Lending Office in the case of an Alternate Base Loan and such Bank’s Term Benchmark Lending Office in the case of a Term Benchmark Loan. “Applicable Percentage” means, with respect to any Bank, the percentage of the Total Commitments represented by such Bank’s Commitment; provided that, in the case of Section 2.22 when a Defaulting Bank shall exist, “Applicable Percentage” shall mean the percentage of the Total Commitments (disregarding any Defaulting Bank’s Commitment) represented by such Bank’s Commitment. “Applicable Rate” means, (a) in the case of Term SOFR Loans, 1.10% and (b) in the case of Alternate Base Loans, 0.10%. “Appraisal” means a “desk-top” appraisal report addressed to the Administrative Agent and in a form reasonably satisfactory to the Administrative Agent, which will not include physical inspection of aircraft, engines or maintenance records and will assume the equipment is half life in its maintenance cycle, dated the date of delivery of such report to the Banks pursuant to the terms of this Agreement, by one or more independent appraisal firms of recognized national standing selected by the Company (such firm to be reasonably satisfactory, at the time of such Appraisal, to the Administrative Agent) setting forth the fair market value, as determined in accordance with the definition of “current market value” promulgated by the International Society of Transport Aircraft Trading, as of the date of such appraisal, of each Pool Asset or a proposed Pool Asset, as the case may be. “Appraisal Delivery Date” means (a) the Effective Date and (b) each date of replacement, removal (other than removal of a Pool Asset to the extent that the Company provides documentation reasonably acceptable to the Administrative Agent that such removal of assets will be in compliance with Section 6.12 hereof after giving effect to such removal based on the most recently delivered Appraisal with respect to such Pool Asset) or addition of any Pool Asset if such Pool Asset is an airframe or an airframe and one or more engines installed thereon. “Appraised Value” means, as of any date of determination, (a) in respect of all Pool Assets, the aggregate current market value as of such date of such Pool Assets and (b) in respect of any Pool Asset or proposed Pool Asset, as the case may be, the current market value as of such date of such Pool Asset or proposed Pool Asset, as applicable, in each case, as provided in the most recently delivered Appraisal. “Arranger” shall mean BNP Paribas, in its capacity as lead arranger. “Assignment and Assumption” is defined in Section 9.11(c). “Auditors” means independent certified public accountants of recognized national standing selected by the Company. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.10.

4 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banks” means those banks and other financial institutions signatory hereto and other banks or financial institutions which from time to time become party hereto pursuant to the provisions of this Agreement. “Benchmark” means, initially, with respect to any Term Benchmark Loan, the Term SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.10. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Daily Simple SOFR; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment; if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Papers. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the

5 replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar- denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in consultation with the Company may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides in consultation with the Company is reasonably necessary in connection with the administration of this Agreement and the other Loan Papers). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

6 (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Fed Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Paper in accordance with Section 2.10 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Paper in accordance with Section 2.10. “Bookrunner” shall mean BNP Paribas, in its capacity as lead bookrunner. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by each of the Banks pursuant to Section 2.1 or Section 2.24. “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, in addition to the foregoing, a Business Day shall be, in relation to Loans referencing the Term SOFR and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Term SOFR or any other dealings of such Loans referencing the Term SOFR, any such day that is only a U.S. Government Securities Business Day. “Cape Town Convention” means the official English language text of the Convention on International Interests in Mobile Equipment, adopted on November 16, 2001 at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements and revisions thereto, as in effect in the United States. “Cape Town Treaty” means, collectively, (a) the Cape Town Convention, (b) the Aircraft Protocol and (c) all rules and regulations (including but not limited to the Regulations and Procedures for the International Registry) adopted pursuant thereto and, in the case of each of the foregoing described in clauses (a) through (c), all amendments, supplements and revisions thereto as in effect in the United States.

7 “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing. “Charges” is defined in Section 9.22. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral Agent” means BNP Paribas in its capacity as collateral agent under the Aircraft Mortgage. “Collateral” means the Pool Assets and any other assets that constitute “Collateral” as defined in the Aircraft Mortgage, but excluding any assets for which the related Lien pursuant to the Aircraft Mortgage has been terminated and/or released in accordance with the Loan Papers. “Collateral Coverage Ratio” means, on any Appraisal Delivery Date or any other date, the ratio of (a) the Appraised Value of the Pool Assets on such date that are subject to the Lien of the Aircraft Mortgage or to the Lien of an aircraft mortgage granted by a Grantor of Collateral after the Effective Date in form as is reasonably acceptable to the Administrative Agent, in favor of the Administrative Agent and filed with the FAA, to (b) the aggregate principal amount of all Loans outstanding on such date. “Collateral Coverage Test” means, on any Appraisal Delivery Date or any other applicable date, the requirement that the Collateral Coverage Ratio on such date shall not be less than 1.33:1.00. “Collateral Coverage Test Cure Period” is defined in Section 6.12(b). “Commitment” means, with respect to each Bank, the obligation of such Bank to make Initial Term Loans on the Effective Date in the aggregate principal and/or face amount set forth opposite the name on Schedule II to this Agreement. The aggregate original amount of the Commitments is $500,000,000.00. “Committed Loan” means a Loan by a Bank to the Company pursuant to Section 2.1, and shall be either by a Term Benchmark Loan or an Alternate Base Loan. “Communications” is defined in Section 9.2. “Company” is defined in the preamble to this Agreement. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding Business Day adjustment) as such Available Tenor. “Current Financials” means the Financial Statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2025. “Daily Simple SOFR” means, for any day (a “SOFR Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (a) if such SOFR Day is a U.S. Government Securities Business Day, such SOFR Day or (b) if such SOFR Day is not a U.S. Government

8 Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company; provided that if the Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Debt” means, without duplication, (a) any indebtedness for borrowed money or incurred in connection with the acquisition or construction of any Property, (b) any obligation under any lease of any Property entered into after the date of this Agreement which is required under GAAP to be capitalized on the lessee’s balance sheet, and (c) any direct or indirect guarantee or assumption of indebtedness or obligations described in clause (a) or (b), including without limitation any agreement to provide funds to or otherwise assure the ability of an obligor to repay indebtedness or meet its obligations. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally. “Default” means the occurrence of any event which with the giving of notice or the passage of time or both would become an Event of Default. “Defaulting Bank” means any Bank, as determined by the Administrative Agent, that (a) has failed, in the determination of the Administrative Agent, which determination shall be conclusive subject to manifest error, to fund any portion of its Loans within three Business Days of the date required to be funded by it hereunder, (b) has notified the Company, the Administrative Agent or any Bank in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under agreements in which it has committed to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent (whether acting on its own behalf or at the reasonable request of the Company (it being understood that the Administrative Agent shall comply with any such reasonable request)), to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans; provided that any such Bank shall cease to be a Defaulting Bank under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) has otherwise failed to pay over to the Administrative Agent or any other Bank any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (e) has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has a direct or indirect parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or (f) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. No Bank shall be a Defaulting Bank solely by virtue of the ownership or acquisition of any equity interest in such Bank or a parent company thereof by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Bank with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Bank (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Bank. “Disqualified Institution” shall mean any Person that is or becomes a competitor of the Company or is a vendor or manufacturer in respect of the Company or is a trust, fund or other entity which is recognized or categorized as a “distressed debt”, “vulture” or “loan to own” fund by reputable institutions (in each case, as reasonably determined by the Company), and, in each case, is designated by Company as

9 such in a writing provided to Administrative Agent prior to the Effective Date, including, in each case, reasonably identifiable Affiliates thereof, which list may be updated upon written notice to, and with the consent (not to be unreasonably withheld, conditioned or delayed) of, the Administrative Agent; provided that any update to the list of Disqualified Institutions pursuant to the foregoing shall not become effective until the third Business Day following the Administrative Agent’s receipt of such notice, and, in any event, shall not apply retroactively (x) to any entity that is party to a pending trade as of the date of such notice or (y) to disqualify any entity that has been previously allocated a portion of the Loans or acquired an assignment or participation interest in the Loans pursuant to Section 9.11 to the extent such entity was not a identified pursuant to this definition at the time of the applicable allocation, assignment or participation, as the case may be. “dollars” and the symbol “$” mean the lawful currency of the United States of America. “Domestic Lending Office” means, with respect to any Bank, the office of such Bank as such Bank may from time to time specify to the Company and the Administrative Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions set forth in Section 4.1 are first met, which date is March 11, 2026. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Affiliate Assignee” means, with respect to any Bank, an Affiliate thereof that is: (a) a commercial bank organized under the Laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (b) a commercial bank organized under the Laws of France, Germany, the Netherlands or the United Kingdom, or under the Laws of a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided that such bank is acting through a branch or agency located in such country or the United States; or (c) a commercial bank organized under the Laws of any other country which is a member of the OECD, or under the Laws of a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided that such bank is acting through a branch or agency located in the United States. “Entry Point Filing Forms” means each of the FAA form AC 8050-135 forms to be filed with the FAA on the Effective Date.

10 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. “ERISA Affiliate” means any Person that would be deemed at any relevant time to be a single employer with the Company, pursuant to Section 414(b), (c), (m) or (o) of the Code or under common control with the Company under Section 4001 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” means any of the events described in Article VII, provided there has been satisfied any requirement in connection therewith for the giving of notice, lapse of time, or happening of any further condition, event, or act. “Excluded Taxes” means with respect to any payment made by or on behalf of the Company under this Agreement or any Loan Papers, any of the following Taxes imposed on or with respect to (or required to be withheld or deducted from a payment to) the Administrative Agent or a Bank: (a) Taxes imposed on (or measured by) net income (however denominated), franchise Taxes and branch profits Taxes, in each case, imposed by the United States of America (including a state, locality or other political subdivision thereof), or by the jurisdiction (including a state, locality or other political subdivision thereof) under the laws of which such Administrative Agent or Bank is organized or in which its principal office is located or, in the case of any Bank, in which its applicable lending office is located, (b) in the case of a Bank, any U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Bank with respect to any applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Bank acquires such interest in the Loan or Commitment (other than pursuant to any assignment request by the Company under Section 2.23) or (ii) such Bank designates a new lending office, except in each case to the extent that such Bank (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Company with respect to such withholding Taxes pursuant to Section 2.18(a), (c) Other Connection Taxes, (d) Taxes attributable to a Bank’s, the Administrative Agent’s or the Collateral Agent’s failure to comply with Section 2.18(f), and (e) any withholding Taxes imposed under FATCA. “Existing Revolver” means the Revolving Credit Facility Agreement, dated as of August 3, 2016, among the Company, JPMorgan Chase Bank, N.A., and Citibank, N.A., as co-administrative agents, JPMorgan Chase Bank, N.A., as paying agent, and the banks party thereto from time to time, as the same may be amended, restated, renewed, extended, refinanced, or replaced from time to time. “FAA” means the Federal Aviation Administration of the United States of America and any successor thereto. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (including any amendment or successor to any such Section so long as such amendment or successor is substantially similar or comparable to the reporting and withholding (and related) obligations of Sections 1471 through 1474 of the Code as of the date of this Agreement and not materially more onerous to comply with), any current or future Treasury regulations promulgated thereunder or published administrative guidance or any other official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any law, regulation, rule, promulgation, guidance notes, practices or official agreement implementing an intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

11 “Fed Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Financial Report Certificate” means a certificate substantially in the form of Exhibit C. “Financial Statements” means balance sheets, income and loss statements, statements of stockholders’ equity, and statements of cash flow prepared in accordance with GAAP and in comparative form to the corresponding period of the preceding fiscal year. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR or the Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of the Term SOFR and the Daily Simple SOFR shall be 0.00%. “Foreign Bank” is defined in Section 2.18(f)(ii). “GAAP” means generally accepted accounting principles in the United States which are applicable as of the date in question for the purpose of the definition of “Financial Statements.” “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Grantor” means the Company in its capacity as grantor under the Aircraft Mortgage and any Wholly Owned Domestic Subsidiary at any time that is a party to an Aircraft Mortgage, as grantor thereunder. “Increase Effective Date” is defined in Section 2.24(a). “Increase Joinder” is defined in Section 2.24(c). “Incremental Amount” shall mean, at any time, the excess, if any, of (i) $1,000,000,000 over (ii) the aggregate amount of all Incremental Term Loans made hereunder prior to such time in accordance with Section 2.24. “Incremental Bank” is defined in Section 2.24(a). “Incremental Term Loan” means each Loan made after the Initial Borrowing Date pursuant to the terms of Section 2.24. “Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Papers and (b) to the extent not otherwise described in (a), Other Taxes.

12 “Information” is defined in Section 9.12. “Initial Borrowing Date” means the Effective Date. “Initial Term Loans” is defined in Section 2.1(a). “Interest Payment Date” means (a) with respect to any Alternate Base Loan, each Quarterly Payment Date, or if earlier the Maturity Date or the date of prepayment of such Loan or conversion of such Loan to a Term Benchmark Loan and (b) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable thereto and, in the case of a Term Benchmark Loan with an Interest Period longer than three months each day that would have been the Interest Payment Date for such Loan had successive Interest Periods of three months been applicable to such Loan, or if earlier, the Maturity Date or the date of prepayment of such Loan or conversion of such Loan to an Alternate Base Loan. “Interest Period” means, as to any Term Benchmark Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan), as the Company may elect; provided, that (a) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, with respect to Term Benchmark Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) no tenor that has been removed from this definition pursuant to Section 2.10(b) shall be available for specification in any Notice of Borrowing, and (d) no Interest Period may be selected that ends later than the Maturity Date. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. “International Interest” means an “international interest” as defined in the Cape Town Convention. “International Registry” means the “International Registry” as defined in the Cape Town Convention. “Laws” means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, or opinions of any Tribunal. “Lien” means any mortgage, lien, pledge, charge, or security interest in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of any Person under, any conditional sale or other title retention agreement or lease with respect to, any Property or asset of such Person. For avoidance of doubt, (a) the filing of a Uniform Commercial Code financing statement by a Person that is not entitled or authorized in accordance with the applicable Uniform Commercial Code to file such financing statement, (b) any Uniform Commercial Code financing statement that has not been terminated as of record after the underlying Lien has been contractually released, and (c) any “precautionary” Uniform Commercial Code financing statement not in the nature of a security interest, in each case, shall not, in and of itself, constitute a Lien. “Litigation” means any action conducted, pending, or threatened by or before any Tribunal.

13 “Loan” means (a) any Loan made by Banks to the Company pursuant to Section 2.1, and (b) any Incremental Term Loan made by Incremental Banks pursuant to Section 2.24, and, in each case, shall be either a Term Benchmark Loan or an Alternate Base Loan. “Loan Papers” means (a) this Agreement, certificates delivered pursuant to this Agreement and exhibits and schedules hereto, (b) the Aircraft Mortgage, (c) the Mortgaged Aircraft Operating Agreement, (d) any notes, security documents, guaranties, and other agreements in favor of the Administrative Agent and Banks, or any or some of them, and (e) all renewals, extensions, or restatements of, or amendments or supplements to, any of the foregoing; provided that the foregoing shall exclude any such agreements, certificates, mortgages, notes, security documents, guarantees, renewals, extensions, restatements, amendment, or supplements (and any exhibits and schedules to any of the foregoing) that are terminated or relate solely to assets that are released from the Lien securing the Loans in accordance with the terms of this Agreement. “Loan Parties” is defined in Section 9.20. “Majority Banks” means, at any time, Banks having Loans and unused Commitments representing more than 50% of the aggregate outstanding Loans and unused Commitments at such time. The Loans and Commitments of any Defaulting Bank shall be disregarded in determining Majority Banks at any time. “Material Adverse Change” or “Material Adverse Effect” means an act, event or circumstance which materially and adversely affects the business, financial condition or results of operations of the Company and its Subsidiaries on a consolidated basis or the ability of the Company to perform its obligations under this Agreement or any Loan Paper. “Material Subsidiary” means, at any time, any Subsidiary of the Company having at such time (i) total assets, as of the last day of the most recently ended fiscal quarter for which the Company’s annual or quarterly Financial Statements have been most recently required to have been delivered pursuant to Section 6.10, having a net book value greater than or equal to 10% of the total assets of the Company and all of its Subsidiaries on a consolidated basis, (ii) Adjusted Pre-Tax Income, as of the last day of the most recently ended fiscal quarter for which the Company’s annual or quarterly Financial Statements have been most recently required to have been delivered pursuant to Section 6.10, greater than or equal to 10% of the total Adjusted Pre-Tax Income of the Company and all of its Subsidiaries on a consolidated basis or (iii) any Pool Assets. “Maturity Date” means March 11, 2029. “Maximum Rate” is defined in Section 9.22. “Mortgaged Aircraft Operating Agreement” means the mortgaged aircraft operating agreement, in form reasonably acceptable to the Administrative Agent, dated as of the Effective Date, between the Company and the Administrative Agent, as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time. “Non-Compliant Pool Aircraft” is defined in Section 6.4(c). “Non-Consenting Bank” means any Bank that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Banks in accordance with the terms of Section 9.1 and (b) has been approved by the Majority Banks.

14 “Note” means a promissory note which a Bank may require the Company to execute in accordance with Section 2.7(b), payable to such Bank or its registered assigns, in substantially the form of Exhibit A hereto or such other form as is reasonably acceptable to the Administrative Agent, with the blanks appropriately completed, to evidence the aggregate indebtedness of the Company to such Bank resulting from the Loans made by such Bank to the Company, together with all modifications, extensions, renewals, and rearrangements thereof. “Notice of Borrowing” is defined in Section 2.2. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of NYFRB at http://www.newyorkfed.org, or any successor source. “Obligation” means all present and future indebtedness, obligations, and liabilities, and all renewals, extensions, and modifications thereof, owed to the Administrative Agent and Banks, or any or some of them, by the Company, arising pursuant to any Loan Paper, together with all interest thereon and costs, expenses, and reasonable attorneys’ fees incurred in the enforcement or collection thereof. “OECD” means the Organization for Economic Cooperation and Development as constituted on the date hereof (excluding Mexico, Poland and the Czech Republic). “Officer’s Certificate” means a certificate signed in the name of the Company by either its Chairman, its Chief Executive Officer, its Chief Financial Officer, its President, one of its Vice Presidents, its Treasurer, or its Assistant Treasurer, in each case without personal liability. “Other Connection Taxes” means with respect to the Administrative Agent or any Bank, as the case may be, Taxes imposed as a result of a present or former connection between the Administrative Agent or such Bank, as the case may be, and the jurisdiction imposing such Taxes (other than a connection arising solely from the Administrative Agent or such Bank having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Papers, or, in each case in accordance with and subject to the provisions of this Agreement, sold or assigned an interest in any Loan Papers). “Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the registration, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any Loan Papers, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than Other Connection Taxes imposed with respect to an assignment under Section 2.23). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in dollars by U.S.-managed banking offices of

15 depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Paid in Full” and “Payment in Full” means the occurrence of each of the following: (a) the Commitments have expired or been terminated and (b) the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Papers (other than contingent indemnification obligations and other contingent or unliquidated obligations under provisions under the Loan Papers that by their terms expressly survive payment in full of the Loans and termination of the Loan Papers) shall have been paid in full. “Participant Register” is defined in Section 9.11(b). “Patriot Act” is defined in Section 9.20. “Permitted Liens” means: (a) Liens for Taxes which either (i) are not overdue for a period of more than thirty days and with respect to which no enforcement, collection, execution, levy or foreclosure proceeding has been commenced against any Collateral or (ii) are being contested in good faith by appropriate proceedings and for which adequate reserves are established in accordance with GAAP and, in each case, either (x) such Liens or obligations do not involve any material likelihood of the sale, forfeiture or loss of any Aircraft, airframe or engine constituting Collateral, or (y) the Company has, at the Administrative Agent’s request, provided a bond, cash collateral or other security adequate therefor in the reasonable opinion of the Administrative Agent; (b) Liens securing judgments, but only to the extent, for an amount and for a period not resulting in an Event of Default under Section 7.1(d); (c) Liens securing all or any portion of the Obligations under this Agreement and not securing any other indebtedness for borrowed money; (d) Liens constituting normal operational usage of the affected Property, including charter, third party maintenance, storage, leasing, pooling or interchange thereof, in each case only to the extent arising in the ordinary course of business and not adversely affecting the airworthiness or in-service status of any Pool Asset; (e) Liens imposed by law or contracts customary in the aviation and airline industries such as hangarkeeper’s, airport’s, manager’s, operator’s, materialmen’s, mechanics’, carriers’, warehousemen’s, bailee’s, workmen’s and repairmen’s Liens and other similar Liens (including engine and parts pooling arrangements) arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 60 days, provided that no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced with respect thereto or (ii) are being contested in good faith and for which adequate reserves are established in accordance with GAAP, and either (x) such Liens or obligations do not involve any material likelihood of the sale, forfeiture or loss of any Aircraft, airframe or engine constituting Collateral, or (y) the Company has, at the Administrative Agent’s request, provided a bond, cash collateral or other security adequate therefor in the reasonable opinion of the Administrative Agent; (f) salvage or similar rights of insurers under the insurances required to be maintained pursuant to the Mortgaged Aircraft Operating Agreement, the other Loan Papers, or otherwise;

16 (g) Liens otherwise permitted under the Aircraft Mortgage, the Mortgaged Aircraft Operating Agreement or any other Loan Papers (including but not limited to any consent or amendment approved by the Majority Banks); (h) Liens reflected on the records of the FAA or of the International Registry, or the UCC records of any applicable jurisdiction, for which the underlying obligations have been paid in full and the Liens thereunder have been terminated subject only to discharge on the applicable records, and with respect to which the applicable Grantor is diligently pursuing such discharge; (i) Liens imposed by applicable Law on the assets of the Company or any Subsidiary located at an airport for the benefit of any nation or government or national or governmental authority of any nation, state, province or other political subdivision thereof, and any agency, department, regulator, airport authority, air navigation authority or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government in respect of the regulation of commercial aviation or the registration, airworthiness or operation of civil aircraft and having jurisdiction over the Company or such Subsidiary including, without limitation, the FAA or DOT with respect to which no enforcement, collection, execution, levy or foreclosure proceeding has been commenced; (j) in each case as it relates to any aircraft, Liens on appliances, parts, components, instruments, appurtenances, furnishings and other equipment installed on such aircraft and separately financed by a Grantor, to secure such financing; (k) Liens consisting of leases and subleases by any Grantor (and permitted liens or encumbrances under the terms thereof, including the respective rights of the applicable Grantor and the lessee or any third party that owns or leases equipment installed on an Aircraft under any lease relating to a Pool Asset, including any assignment of the relevant warranties relating to a Pool Asset and restrictions on such Grantor’s right to grant a lien on or to transfer the applicable lease or Pool Asset and the rights of any sublessee under any permitted sublease relating to such lease) as they relate to any Collateral to the extent such leases or subleases are allowed under the terms of the Mortgaged Aircraft Operating Agreement; (l) Liens consisting of an agreement to dispose of any property pursuant to a transaction not prohibited under the Loan Papers and Liens which arise under Article 2 of the UCC in connection with a transaction not prohibited by the Loan Papers; (m) Liens which arise by virtue of any act or omission of a lessee under a permitted Aircraft lease or a Person claiming by or through any such lessee (whether permitted by the terms of the relevant Aircraft lease or in contravention thereof) so long as, in the case of any Lien that is in contravention of the terms of the relevant Aircraft lease, the Company and any applicable Subsidiary thereof is using commercially reasonable efforts to cause such Lien to be lifted promptly, or otherwise to enforce its rights and remedies under the applicable Aircraft lease promptly upon becoming aware of such Lien, and in respect of any proceedings regarding such Lien, (i) no enforcement, collection, execution, levy or foreclosure proceeding has been commenced against any Collateral or (ii) such Liens or obligations are being contested in good faith and adequate reserves are established in accordance with GAAP and either (x) such Liens do not involve any material likelihood of the sale, forfeiture or loss of any Aircraft, airframe or engine constituting Collateral, or (y) the Company has, at the Administrative Agent’s request, provided a bond, cash collateral or other security adequate therefor in the reasonable opinion of the Administrative Agent; (n) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of the purchase, transportation or storage of such inventory or other goods, in each case arising in the ordinary course of business and if (i) payment to such vendor is

17 not overdue for a period of more than 60 days or such Liens or obligations are being contested in good faith and adequate reserves are established in accordance with GAAP and either (x) such Liens do not involve any material likelihood of the sale, forfeiture or loss of any Aircraft, airframe or engine constituting Collateral, or (y) the Company has, at the Administrative Agent’s request, provided a bond, cash collateral or other security adequate therefor in the reasonable opinion of the Administrative Agent; (o) Liens arising from filing precautionary Uniform Commercial Code financing statements related to true operating leases not otherwise prohibited under any Loan Papers; (p) Liens in respect of any Pool Assets for any fees or charges of any airport or air navigation authority arising by statute or operation of law if (i) the payments for such fees or charges are not more than 60 days past due or (ii) such Liens or obligations are being contested in good faith and adequate reserves are established in accordance with GAAP and either (x) such Liens do not involve any material likelihood of the sale, forfeiture or loss of any Aircraft, airframe or engine constituting Collateral, or (y) the Company has, at the Administrative Agent’s request, provided a bond, cash collateral or other security adequate therefor in the reasonable opinion of the Administrative Agent; (q) the rights of insurers meeting the requirements of the Mortgaged Aircraft Operating Agreement in respect of Pool Assets, subject to insurance policies having been entered into in the ordinary course of business and according to commercially reasonable terms; (r) Liens existing on the Effective Date set forth on Schedule III; (s) any other Lien with respect to which Company, Grantor or any permitted lessee shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of the Administrative Agent; and (t) solely with respect to any Collateral consisting of proceeds, each of the following: (i) Liens of a collection bank arising under Section 4-208 of the New York Uniform Commercial Code or any comparable or successor provision on items in the course of collection, (ii) Liens consisting of (x) any overdrafts and related liabilities arising from treasury, netting, depository, letters of credit, bankers acceptances, and cash management services or in connection with any automated clearing house or other electronic transfers or other processing of funds, in each case as it relates to cash or cash equivalents, if any, (y) Liens in favor of depositary banks, electronic payment service providers or securities intermediaries arising as a matter of law or contract (including rights of set off, pooling and sweep arrangements) encumbering accounts or deposits and that are within the general parameters customary in the banking or finance industry and (z) Liens attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business; (iii) Liens on cash and cash equivalents that are earmarked to be used to satisfy or discharge permitted Debt in connection with a permitted repayment thereof and in favor of the lenders thereof or the collateral agent, administrative agent or trustee in respect of such Debt; (iv) Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal, or similar bonds or with respect to other regulatory requirements in connection therewith; (v) deposits or pledges of cash or cash equivalents to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance; and (vi) other Liens in respect of obligations not for borrowed money that do not exceed in the aggregate $10.0 million at any one time outstanding. “Person” means and includes an individual, partnership, joint venture, corporation, trust, limited liability company or other entity, Tribunal, unincorporated organization, or government, or any department, agency, or political subdivision thereof.

18 “Plan” means any plan defined in Section 4021(a) of ERISA in respect of which the Company is an “employer” or a “substantial employer” as such terms are defined in ERISA. “Pool Assets” means assets of the Company and any of its Wholly Owned Domestic Subsidiaries listed on Schedule I, to the extent modified pursuant to Section 6.12, and shall include only Specified Equipment owned legally by the Company and any of its Wholly Owned Domestic Subsidiaries, but excluding any assets for which the related Lien pursuant to the Aircraft Mortgage has been terminated and/or released in accordance with the Loan Papers. “Prime Rate” is defined in the definition of the term Alternate Base Rate. “Principal Office” of the Administrative Agent means 787 Seventh Avenue, New York, NY 10019, or such other office as the Administrative Agent may hereafter designate from time to time as its “Principal Office” by notice to the Company and the Banks. “Property” means all types of real, personal, tangible, intangible, or mixed property. “Quarterly Payment Date” means the 15th day of each March, June, September and December of each year, the first of which shall be the first such day after the Effective Date. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting or (2) if such Benchmark is not the Term SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” is defined in Section 9.11(e). “Regulation D” means Regulation D of the Fed Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. “Regulatory Change” means, with respect to any Bank, (a) any adoption or change after the Effective Date of or in United States federal, state or foreign laws, rules, regulations (including Regulation D) or guidelines applying to a class of banks including such Bank, (b) the adoption or making after the Effective Date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States federal, state or foreign laws, rules, regulations or guidelines (whether or not having the force of law) by any Tribunal, monetary authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) any change in the interpretation or administration of any United States federal, state or foreign laws, rules, regulations or guidelines applying to a class of banks including such Bank by any Tribunal, monetary authority, central bank, or comparable agency charged with the interpretation or administration thereof. “Relevant Governmental Body” means the Fed Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Fed Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (a) with respect to any Term Benchmark Borrowing, the Term SOFR or (b) with respect to any Daily Simple SOFR Loan, the Daily Simple SOFR. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

19 “Rights” means rights, remedies, powers, and privileges. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so- called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State. “Secured Parties” shall mean the Administrative Agent and the Banks. “Senior Officer” means, in each case for the Company, its Chief Executive Officer, Chief Financial Officer, President, Treasurer, or its Assistant Treasurer. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Day” is defined in the definition of “Daily Simple SOFR”. “Specified Equipment” means aircraft consisting of the Boeing 737 MAX 7 and Boeing 737 MAX 8 models (and any later generation model of any thereof), including its related engines. “Structuring Agent” shall mean BNP Paribas, in its capacity as sole structuring agent. “Subsidiary” of a Person means any entity of which an aggregate of more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by such Person. “Successor Company” is defined in Section 6.14(a)(ii). “Taxes” means all present or future taxes, assessments, fees, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges at any time imposed by any Laws or Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

20 “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Term SOFR. “Term Benchmark Lending Office” means, with respect to each Bank, the branches or affiliates of such Bank which such Bank has designated from time to time as its “Term Benchmark Lending Office” by notice to the Company and the Administrative Agent. “Term Benchmark Loan” means any loan with respect to which the Company shall have selected an interest rate based on Term SOFR in accordance with the provisions of Article II. “Term SOFR” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Term SOFR Determination Day” is defined in the definition of Term SOFR Reference Rate. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (Chicago time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Threshold Amount” means, at any time, an amount equal to the greater of (a) $200,000,000 and (b) the equivalent threshold amount in the Existing Revolver. “Total Commitments” means the Commitments of all Banks. “Tribunal” means any municipal, state, commonwealth, federal, foreign, territorial, or other court, governmental body, subdivision, agency, department, commission, board, bureau, or instrumentality. “Type” refers to the distinction between Committed Loans or Borrowings that are Alternate Base Loans or Borrowings consisting of Alternate Base Loans, on the one hand, and Loans or Borrowings that are Term Benchmark Loans or Borrowings consisting of Term Benchmark Loans, on the other. “U.S. Government Securities Business Day” means any day except for (i) a Saturday,(ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

21 “U.S. Tax Compliance Certificate” is defined in Section 2.18(f)(ii)(B)(3). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than the Floor, the Unadjusted Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement. “United States” and “U.S.” each means United States of America. “Wholly Owned Domestic Subsidiary” means a Wholly Owned Subsidiary of the Company organized under the laws of any jurisdiction within the United States. “Wholly Owned Subsidiary” means, as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries. “Withholding Agent” means the Company and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” Section 1.3 Interest Rates. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.10(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced

22 or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Company. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Bank or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.4 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Term Benchmark Loan”), and Borrowings also may be classified and referred to by class (e.g., a “Term Benchmark Borrowing”). Section 1.5 Divisions. For all purposes under the Loan Papers, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. Section 1.6 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, extended, amended and restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, unless expressly provided otherwise, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) “knowledge” or “aware” or words of similar import shall mean, when used in reference to the Company, the actual knowledge of any Senior Officer, (g) the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including” and (h) all references to “in the ordinary course of business” of the Company or any Subsidiary thereof means (i) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of the Company or such Subsidiary, as applicable, (ii) customary and usual in the industry or industries of the Company and their respective Subsidiaries in the United States or any other jurisdiction in which the Company or any Subsidiary does business, as applicable, or (iii) consistent with the past or current practice of the Company or such Subsidiary, as applicable, or any similarly situated businesses in the United States or any other jurisdiction in which the Company or any Subsidiary does business, as applicable. In the case of any cure or waiver under the Loan Papers, the

23 Company, the Banks and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Papers, and any Default or Event of Default cured or waived pursuant to the Loan Papers shall be deemed to be cured and not continuing, it being understood that no such cure or waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. ARTICLE II LOANS Section 2.1 Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Bank, severally and not jointly, agrees to make Loans (the “Initial Term Loans”) in dollars to the Company on the Effective Date, in an aggregate amount not to exceed the amount of such Bank’s Commitment. (b) Upon the occurrence of the funding of the initial Borrowing on the Effective Date, the Total Commitments shall be automatically and permanently reduced by the aggregate principal amount of the Loans funded pursuant to such Borrowing, any Commitment of each Bank shall be automatically and permanently reduced according to its Applicable Percentage, and any remaining unused portion of the Total Commitments and each Bank’s Commitment shall be automatically and permanently reduced to zero. Section 2.2 Borrowing Procedure on the Initial Borrowing Date. In order to effect a Borrowing, the Company shall hand deliver, telecopy or e-mail to the Administrative Agent a duly completed request for Borrowing, substantially in the form of Exhibit A hereto (a “Notice of Borrowing”) (i) in the case of Term Benchmark Loans, not later than 11:00 a.m., New York City time, two Business Days before the Initial Borrowing Date (or such lesser period as agreed to by the Administrative Agent), and (ii) in the case of Alternate Base Loans, not later than 11:00 a.m., New York City time, on the Business Day which is the Initial Borrowing Date (or such lesser period as agreed to by the Administrative Agent). Such notice shall be irrevocable and shall in each case refer to this Agreement and specify (x) whether the Loans then being requested are to be Term Benchmark Loans, or Alternate Base Loans, (y) the Initial Borrowing Date (which shall be a Business Day) and the aggregate amount thereof and (z) in the case of a Term Benchmark Loan, the Interest Period with respect thereto. If no Interest Period with respect to any Term Benchmark Loan is specified in any such Notice of Borrowing, then the Company shall be deemed to have selected an Interest Period of one month’s duration. Promptly upon receipt, the Administrative Agent shall advise the other Banks of such Notice of Borrowing and of each Bank’s portion of the requested Borrowing by telecopier or e-mail. Each Borrowing shall consist of Loans of the same Type made on the same day and having the same Interest Period. Section 2.3 Conversions. Subject to the conditions and limitations set forth in this Agreement, the Company shall have the right from time to time to convert all or part of one Type of Loan into another Type of Loan or to continue all or a part of any Loan that is a Term Benchmark Loan from one Interest Period to another Interest Period by giving the Administrative Agent written notice (by means of a Notice of Borrowing) (i) in the case of Term Benchmark Loans, not later than 11:00 a.m., New York City time, three Business Days before the date specified for such proposed conversion or continuation, and (ii) in the case of Alternate Base Loans, not later than 11:00 a.m., New York City time, on the Business Day which is the date specified for such proposed conversion or continuation. Such notice shall specify (A) the proposed date for conversion or continuation, (B) the amount of the Loan to be converted or continued, (C) in the case of conversions, the Type of Loan to be converted into, and (D) in the case of a continuation of or conversion into a Term Benchmark Loan, the duration of the Interest Period applicable thereto; provided that (1) Term Benchmark Loans may be converted only on the last day of the applicable Interest

24 Period, (2) except for conversions to Alternate Base Loans, no conversion shall be made while an Event of Default has occurred and is continuing and no continuations of any Term Benchmark Loan from one Interest Period to another Interest Period shall be made while an Event of Default has occurred and is continuing, unless such conversion or continuation has been approved by Majority Banks, and (3) each such conversion or continuation shall be in an amount not less than $10,000,000 and shall be an integral multiple of $1,000,000. All notices given under this Section shall be irrevocable. If the Company shall fail to give the Administrative Agent the notice as specified above for continuation or conversion of a Term Benchmark Loan prior to the end of the Interest Period with respect thereto, such Term Benchmark Loan shall automatically be converted into an Term Benchmark Loan with a one-month Interest Period on the last day of the Interest Period for such Term Benchmark Loan. Section 2.4 [Reserved]. Section 2.5 [Reserved]. Section 2.6 Loans (a) Committed Loans shall be made by the Banks ratably in accordance with their respective Commitments on the Initial Borrowing Date; provided, however, that the failure of any Bank to make any Loan shall not in itself relieve any other Bank of its obligation to lend hereunder. (b) Each Loan shall be a Term Benchmark Loan or an Alternate Base Loan, as the Company may request subject to and in accordance with Section 2.2 or Section 2.3, as applicable. Each Bank may at its option make any Term Benchmark Loan by causing a foreign branch or Affiliate of such Bank to make such Loan; provided, however, that any exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms of this Agreement or increase the Company’s obligations to such Bank hereunder. Loans of more than one interest rate option may be outstanding at the same time; provided, however, that the Company shall not be entitled to request any Loan which, if made, would result in an aggregate of more than ten separate Interest Periods being outstanding hereunder at any one time; provided, however, such Affiliate shall comply with the requirements under Section 2.18(f). For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans. (c) Subject to Section 2.3, each Bank shall make its portion of the Borrowing on the Initial Borrowing Date by paying the amount required to the Administrative Agent at the Principal Office in immediately available funds not later than 1:00 p.m., New York City time, and the Administrative Agent shall by 2:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Company with the Administrative Agent or, if Loans are not made on the Initial Borrowing Date because any condition precedent shall not have been met, return the amounts so received to the respective Banks as soon as practicable. (d) The outstanding principal amount of each Loan shall be due and payable on the Maturity Date. Section 2.7 Loan Accounts (a) The Loans made by each Bank shall be evidenced by one or more loan accounts or records maintained by such Bank in the ordinary course of business. Absent manifest error, the loan accounts or records maintained by the Administrative Agent and each Bank shall be prima facie evidence of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any

25 failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans. (b) Upon the request of any Bank made through the Administrative Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts, and upon any such request the Company shall execute and deliver such Notes to such Bank. Each such Bank shall, and is hereby authorized by the Company to, endorse on the schedule attached to the relevant Note held by such Bank (or on a continuation of such schedule attached to each such Note and made a part thereof) or in its records relating to such Note an appropriate notation evidencing the date and amount of each Loan of such Bank, each payment or prepayment of principal of any Loan, and the other information provided for on such schedule. The failure of any Bank to make such a notation or any error therein shall not in any manner affect the obligation of the Company to repay the Loans made by such Bank in accordance with the terms of the relevant Note. Section 2.8 Interest on Loans (a) Subject to the provisions of Section 2.9, each Term Benchmark Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Term SOFR for the Interest Period in effect for such Loan plus the Applicable Rate. Interest on each Term SOFR Loan shall be payable on each Interest Payment Date applicable thereto. The applicable Term SOFR for each Interest Period shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (b) Subject to the provisions of Section 2.9, each Alternate Base Loan shall bear interest at the rate per annum equal to the Alternate Base Rate plus the Applicable Rate (if the Alternate Base Rate is based on the Prime Rate, computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be; if the Alternate Base Rate is based on the Term SOFR or the Federal Funds Effective Rate, computed on the basis of the actual number of days elapsed over a year of 360 days). Interest on each Alternate Base Loan shall be payable on each Interest Payment Date applicable thereto. The applicable Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Section 2.9 Interest on Overdue Amounts. If the Company shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, the Company shall on demand from time to time pay interest, to the extent permitted by Law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum equal to (i) in the case of the principal amount of any Term Benchmark Loan, 2% above the rate otherwise applicable thereto and (ii) in all other cases, the Agreed Maximum Rate (if the Alternate Base Rate is based on the Prime Rate, computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be; if the Alternate Base Rate is based on the Term SOFR or the Federal Funds Effective Rate, computed on the basis of the actual number of days elapsed over a year of 360 days). Section 2.10 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.10, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current

26 basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Majority Banks that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Banks (or Bank) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time, Daily Simple SOFR will not adequately and fairly reflect the cost to such Banks (or Bank) of making or maintaining their Loans (or its Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Company and the Banks by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Company and the Banks that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Notice of Borrowing in accordance with the terms of Section 2.3, any Notice of Borrowing that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice of Borrowing that requests a Term Benchmark Borrowing shall instead be deemed to be an Notice of Borrowing for (x) a Daily Simple SOFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.10(a)(i) or (ii) above or (y) an Alternate Base Rate Borrowing if the Daily Simple SOFR also is the subject of Section 2.10(a)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or Daily Simple SOFR Loan is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.10(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until (x) the Administrative Agent notifies the Company and the Banks that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Notice of Borrowing in accordance with the terms of Section 2.3, (A) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) a Daily Simple SOFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.10(a)(i) or (ii) above or (y) an Alternate Base Loan if the Daily Simple SOFR also is the subject of Section 2.10(a)(i) or (ii) above, on such day, and (B) any Daily Simple SOFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an Alternate Base Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Paper, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Paper in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Paper and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Paper in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Banks without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Paper so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Banks comprising the Majority Banks. (c) Notwithstanding anything to the contrary herein or in any other Loan Paper, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time

27 to time and, notwithstanding anything to the contrary herein or in any other Loan Paper, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Paper. (d) The Administrative Agent will promptly notify the Company and the Banks of (1) any occurrence of a Benchmark Transition Event, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (5) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Bank (or group of Banks) pursuant to this Section 2.10, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Paper, except, in each case, as expressly required pursuant to this Section 2.10. (e) Notwithstanding anything to the contrary herein or in any other Loan Paper, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including the Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (2) if a tenor that was removed pursuant to clause (1) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (i) a Daily Simple SOFR Borrowing so long as the Daily Simple SOFR is not the subject of a Benchmark Transition Event or (ii) an Alternate Base Rate Borrowing if the Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then- current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.10, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) a Daily Simple SOFR Borrowing so long as the Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an Alternate Base Loan if the Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day. Section 2.11 Prepayment of Loans

28 (a) The Company shall have the right at any time to prepay the Loans, in whole or in part, subject to the requirements of Section 2.14 or Section 2.15 but otherwise without premium or penalty, upon at least three Business Days prior written notice to the Administrative Agent; provided, however, that each such partial prepayment shall be in a minimum aggregate principal amount of $5,000,000 or such lesser amount as constitutes the entire remaining unpaid principal amount of Loans. Each notice of prepayment shall specify the prepayment date and the aggregate principal amount of each Borrowing to be prepaid, shall be irrevocable and shall commit the Company to prepay such Borrowing by the amount stated therein; provided that any such notice of prepayment and the amount thereof may be conditioned upon and subject to the occurrence of a third party transaction resulting in proceeds to fund such prepayment. (b) [reserved]. (c) All prepayments under this Section 2.11 shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Amounts prepaid pursuant to this Section 2.11 may not be reborrowed. Section 2.12 Reserve Requirements; Change in Circumstances (a) Notwithstanding any other provision herein, if after the date of this Agreement any Regulatory Change or change in any Law (i) shall subject the Administrative Agent or a Bank to any Taxes (other than (w) Indemnified Taxes, (x) Taxes described in clauses (b), (d) and (e) of Excluded Taxes, (y) Other Taxes and (z) Other Connection Taxes imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (ii) shall impose, modify, or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement with respect to any Term Benchmark Loan against assets of, deposits with or for the account of, or credit extended by, such Bank under this Agreement, or (iii) with respect to any Term Benchmark Loan, shall impose on such Bank any other condition, cost or expense (in each case, other than Taxes) affecting this Agreement or any Term Benchmark Loan made by such Bank, and the result of any of the foregoing shall be to materially increase the actual cost to such Bank (or such Administrative Agent in the case of (a)) of maintaining its Commitment or of making, converting to, continuing or maintaining any Term Benchmark Loan or to materially reduce the amount of any sum received or receivable by such Bank (or such Administrative Agent in the case of (a)) hereunder (whether of principal, interest, or otherwise) in respect thereof, then the Company shall pay to the Administrative Agent for the account of such Bank (or such Administrative Agent in the case of (a)), within ten days following delivery to the Company of the certificate specified in paragraph (c) below by such Bank (or such Administrative Agent in the case of (a)), such additional amount or amounts as will reimburse such Bank (or such Administrative Agent in the case of (a)) for such increase or reduction to such Bank (or such Administrative Agent in the case of (a)) to the extent reasonably allocable to this Agreement. (b) If any Bank shall have determined in good faith that any Regulatory Change regarding capital or liquidity requirements or compliance by any Bank (or its parent or any lending office of such Bank) with any request or directive issued subsequent to the Effective Date regarding capital or liquidity requirements (whether or not having the force of Law) of any Tribunal, monetary authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on such Bank’s (or its parent’s) capital as a consequence of its obligations hereunder to a level below that which such Bank (or its parent) could have achieved but for such Regulatory Change, or compliance (taking into consideration such Bank’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Bank to be material, then from time to time, the Company shall pay to the Administrative Agent for the account of such Bank, within ten days following delivery to the Company of the certificate specified in paragraph (d)

29 below by such Bank, such additional amount or amounts as will reimburse such Bank (or its parent) for such reduction. (c) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a Regulatory Change and a change in Law, regardless of the date enacted, adopted or issued. (d) Each Bank or the Administrative Agent shall notify the Company of any event occurring after the date hereof entitling such Bank to compensation under paragraph (a) or (b) of this Section 2.12 (together with a good faith estimate of the amounts it would be entitled to claim in respect of such event) as promptly as practicable, but in any event on or before the date which is 60 days after the related Regulatory Change, change in any Law or other event; provided that (i) if such Bank or the Administrative Agent fails to give such notice by such date, such Bank or the Administrative Agent shall, with respect to compensation payable pursuant to paragraph (a) or (b) of this Section 2.12 in respect of any costs resulting from such Regulatory Change, change in any Law or other event, only be entitled to payment under paragraph (a) or (b) of this Section 2.12 for costs incurred from and after the date of such notice and (ii) such Bank or the Administrative Agent will take such reasonable actions, if any (including the designation of a different Applicable Lending Office for the Loans of such Bank affected by such event) to avoid the need for, or reduce the amount of, such compensation so long as such actions will not, in the reasonable opinion of such Bank or the Administrative Agent, be materially disadvantageous to such Bank or the Administrative Agent, as the case may be. A certificate of a Bank or the Administrative Agent setting forth in reasonable detail (i) the Regulatory Change, change in any Law or other event giving rise to any costs, (ii) such amount or amounts as shall be necessary to reimburse such Bank or the Administrative Agent as specified in paragraph (a) or (b) of this Section 2.12, as the case may be, and (iii) the calculation of such amount or amounts, shall be delivered to the Company (with a copy to the Administrative Agent) promptly after such Bank or the Administrative Agent determines it is entitled to payment under this Section 2.12, and shall be conclusive and binding absent manifest error. In preparing such certificate, such Bank or the Administrative Agent may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method. (e) In the event any Bank shall seek payment pursuant to this Section 2.12 or the events contemplated under Section 2.10 or Section 2.13 shall have occurred with respect to any Bank, the Company shall have the right to replace such Bank with, and add as “Banks” under this Agreement in place thereof, one or more assignees as provided in Section 2.23(b). (f) Without prejudice to the survival of any other obligations of the Company hereunder, the obligations of the Company under this Section 2.12 shall survive for one year after the termination of this Agreement and/or the payment or assignment of any of the Loans or Notes. Section 2.13 Change in Legality (a) Notwithstanding anything to the contrary herein contained, if any Regulatory Change shall make it unlawful for any Bank to make or maintain any Term Benchmark Loan or to give effect to its obligations in respect of Term Benchmark Loans as contemplated hereby, then, by prompt written notice to the Company and to the Administrative Agent, such Bank may:

30 (i) declare that Term Benchmark Loans will not thereafter be made by such Bank hereunder, whereupon the Company shall be prohibited from requesting Term Benchmark Loans from such Bank hereunder unless such declaration is subsequently withdrawn; and (ii) if such unlawfulness shall be effective prior to the end of any Interest Period of an outstanding Term Benchmark Loan, require that all outstanding Term Benchmark Loans with such Interest Periods made by it be converted to Alternate Base Loans, in which event (1) all such Term Benchmark Loans shall be automatically converted to Alternate Base Loans as of the effective date of such notice as provided in paragraph (b) below and (2) all payments and prepayments of principal which would otherwise have been applied to repay the converted Term Benchmark Loans shall instead be applied to repay the Alternate Base Loans resulting from the conversion of such Term Benchmark Loans. (b) For purposes of this Section 2.13, a notice to the Company (with a copy to the Administrative Agent) by any Bank pursuant to paragraph (a) above shall be effective on the date of receipt thereof by the Company. Any Bank having furnished such a notice agrees to withdraw the same promptly following any Regulatory Change that makes it lawful for such Bank to make and maintain Term Benchmark Loans. (c) If, with respect to any Bank, a condition arises or an event occurs which would, or would upon the giving of notice, result in the payment of amounts pursuant to Section 2.12 or permit such Bank, pursuant to this Section 2.13, to suspend its obligation to make Term Benchmark Loans, such Bank, promptly upon becoming aware of the same, shall notify the Company thereof and shall take such steps as may reasonably be available to it (including, without limitation, changing its Applicable Lending Office) to mitigate the effects of such condition or event, provided that such Bank shall be under no obligation to take any step that, in its good faith opinion, would (a) result in its incurring any additional costs in performing its obligations hereunder and under any outstanding Loan (unless the Company has notified such Bank of the Company’s agreement to reimburse it for the same) or (b) be otherwise adverse to such Bank in a material respect. Section 2.14 Indemnity. The Company shall indemnify each Bank against any loss or reasonable and documented out-of-pocket expense which such Bank may sustain or incur as a consequence of (a) any failure by the Company to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by the Company to borrow hereunder after a Notice of Borrowing pursuant to Article II has been given, (c) any payment, prepayment, or conversion of a Term Benchmark Loan required by any other provision of this Agreement or otherwise made on a date other than the last day of the applicable Interest Period for any reason, including without limitation the acceleration of outstanding Loans as a result of any Event of Default or (d) any failure by the Company for any reason (including without limitation the existence of a Default or an Event of Default) to pay, prepay or convert a Term Benchmark Loan on the date for such payment, prepayment or conversion, specified in the relevant notice of payment, prepayment or conversion under this Agreement. The indemnity of the Company pursuant to the immediately preceding sentence shall include, but not be limited to, any loss or reasonable and documented out-of-pocket expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Term Benchmark Loan. Such loss or reasonable expense shall include, without limitation, an amount equal to the excess, if any, as reasonably determined by each Bank of (i) its cost of obtaining the funds for the Loan being paid, prepaid, or converted or not borrowed, paid, prepaid or converted (based on the Term SOFR) for the period from the date of such payment, prepayment, or conversion or failure to borrow, pay, prepay or convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, pay, prepay or convert, the Interest Period for the Loan which would have commenced on the date of such failure to borrow, pay, prepay or convert) over (ii) the amount of interest (as reasonably determined by such

31 Bank) that would be realized by such Bank in reemploying the funds so paid, prepaid, or converted or not borrowed, paid, prepaid or converted for such period or Interest Period, as the case may be. A certificate of each Bank setting forth any amount or amounts and, in reasonable detail, the computations thereof, which such Bank is entitled to receive pursuant to this Section 2.14 shall be delivered to the Company (with a copy to the Administrative Agent) and shall be conclusive, if made reasonably and in good faith, absent manifest error. The Company shall pay to the Administrative Agent for the account of each Bank the amount shown as due on any certificate within 30 days after its receipt of the same. The obligations of the Company pursuant to this Section 2.14 shall survive the termination of this Agreement and/or the payment or assignment of any of the Loans or Notes. Section 2.15 Pro Rata Treatment. Except as permitted under Section 2.12(d) and Section 2.14 with respect to interest, (a) each payment or prepayment of principal and each payment of interest with respect to the Loans shall be made pro rata among the Banks in accordance with the respective principal amounts of the Loans extended by each Bank, and (b) conversions of Loans to Loans of another Type, continuations of Loans that are Term Benchmark Loans from one Interest Period to another Interest Period, and Loans which are not refinancings of other Loans shall be made pro rata among the Banks in accordance the respective principal amounts of the Loans extended by each Bank. Section 2.16 Sharing of Setoffs. Each Bank agrees that if it shall through the exercise of a right of banker’s lien, setoff, or counterclaim against the Company (pursuant to Section 9.6 or otherwise), including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Bank under any applicable Debtor Relief Law or otherwise, obtain payment (voluntary or involuntary) in respect of the Loans held by it (other than pursuant to Section 2.12, or Section 2.14) as a result of which the unpaid principal portion of the Loans held by it shall be proportionately less than the unpaid principal portion of the Loans held by any other Bank, it shall be deemed to have simultaneously purchased from such other Bank a participation in the Loans held by such other Bank, so that the aggregate unpaid principal amount of the Loans and participations in Loans pursuant to this Section 2.16 held by each Bank shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of the Loans held by it prior to such exercise of banker’s lien, setoff, or counterclaim was to the principal amount of all Loans outstanding prior to such exercise of banker’s lien, setoff, or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.16 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Company expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff, or counterclaim with respect to such participation as fully as if such Bank had made a Loan directly to the Company in the amount of such participation. Section 2.17 Payments (a) The Company shall make each payment hereunder and under any instrument delivered hereunder not later than 12:00 noon (New York City time) on the day when due in dollars, without setoff or counterclaim, to the Administrative Agent at its Principal Office for the account of the Banks, in federal or other immediately available funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal of or interest on Loans (other than pursuant to Section 2.12, and Section 2.14) ratably to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

32 (b) Whenever any payment hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in all such cases be included in the computation of payment of interest; provided, however, if such extension would cause payment of interest on or principal of a Term Benchmark Loan to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (c) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made or will make such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Effective Rate. Section 2.18 Taxes. (a) Each payment by or on account of any obligation of the Company under this Agreement or any Loan Papers shall be made without withholding for any Taxes, unless such withholding is required by applicable Law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Withholding Agent may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable Law. If such Taxes are Indemnified Taxes, then the amount payable by the Company shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the amounts received with respect to this Agreement equal the amount which would have received had no such withholding been made. (b) The Company shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law. (c) As soon as practicable after any payment of Indemnified Taxes by the Company to a Governmental Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) The Company shall indemnify the Administrative Agent and each Bank, within 30 days after demand therefor, for the full amount of Indemnified Taxes (including, without limitation, any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.18) payable or paid by the Administrative Agent or such Bank, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Bank, shall be conclusive, if made in good faith, absent manifest error. (e) Each Bank shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for the full amount of any Taxes attributable to such Bank that are payable or paid

33 by the Administrative Agent, and reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, but only to the extent that the Company has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Company to do so. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under this Agreement or any Loan Papers or otherwise payable by the Administrative Agent to the Bank from any other source against any amount due to the Administrative Agent. For the avoidance of doubt, there shall be no double recovery under this paragraph where the indemnified party has been indemnified for the same loss under a separate provision of this Agreement. (f) (i) Any Bank that is entitled to an exemption from or reduction of any applicable withholding Tax with respect to payments hereunder or under any other Loan Papers shall deliver to the Company and the Administrative Agent, at the time or times requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by Law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Bank is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such forms by a Bank (other than such documentation set forth in Section 2.18(f)(ii)(A) through (B) or Section 2.18(f)(iii) below or any successor or substantially similar or comparable documentation thereto) shall not be required if in such Bank’s good faith judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense (or, in the case of a change in Law, any incremental material unreimbursed cost or expense), unless indemnified by the Company in an amount reasonably satisfactory to such Bank, or would materially prejudice the legal or commercial position of such Bank. If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Bank, such Bank shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Company and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so. (ii) Without limiting the generality of the foregoing, (A) any Bank that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Company and the Administrative Agent on or prior to the date on which such Bank becomes a lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent) a duly completed copy of Internal Revenue Service Form W-9 certifying that such Bank is exempt from U.S. federal back up withholding tax; (B) any Bank that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Foreign Bank”) shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign

34 Bank becomes a lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Loan Paper, duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Paper, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) duly completed copies of Internal Revenue Service Form W-8ECI; (3) in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that (i) such Foreign Bank is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Company within the meaning of section 881(c)(3)(B) of the Code, and (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code, and (ii) the interest payments in question are not effectively connected with the United States trade or business conducted by such Bank (a “U.S. Tax Compliance Certificate”) and (y) duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable; (4) to the extent a Foreign Bank is not the beneficial owner (for example, where the Foreign Bank is a partnership or participating Bank granting a typical participation), an Internal Revenue Service Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN or W-8BEN-E, U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or E-3 (as applicable), Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Bank is a partnership (and not a participating Bank) and one or more beneficial owners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such beneficial owner; or (5) any other form prescribed by Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made. (iii) If a payment made to a Bank under this Agreement or any other Loan Papers would be subject to U.S. federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Company and the Administrative Agent, at the time or times prescribed by Law and at such time or times

35 reasonably requested by the Company or the Administrative Agent, such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with its obligations under FATCA, to determine that such Bank has or has not complied with such Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.18(f)(iii), “FATCA” shall include all amendments made to FATCA after the date of this Agreement. (iv) On or before the date on which BNP Paribas (or any successor replacement Administrative Agent or Collateral Agent, as applicable) becomes the Administrative Agent or the Collateral Agent hereunder, it shall deliver to the Company (and from time to time thereafter upon the reasonable request of the Company) duly completed copies of either (A) Internal Revenue Service Form W-9 certifying that such Administrative Agent or Collateral Agent is exempt from U.S. federal backup withholding tax or (B) Internal Revenue Service Form W-8ECI with respect to payments to be received on its own behalf and Internal Revenue Service Form W-8IMY (certifying that it is either a “qualified intermediary” within the meaning of Section 1.1441-1(e)(5) of the United States Treasury Regulations that has assumed primary withholding obligations under the Code, or a “U.S. branch” within the meaning of Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations that is treated as a “United States person” within the meaning of Section 7701(a)(30) of the Code for purposes of withholding obligations under the Code) for the amounts the Administrative Agent or the Collateral Agent receives for the account of others. If any form or certification previously delivered by the Administrative Agent or the Collateral Agent pursuant to Section 2.18(f)(iv) expires or becomes obsolete or inaccurate in any respect with respect to the Administrative Agent or the Collateral Agent, the Administrative Agent or the Collateral Agent shall promptly (and in any event within ten days after such expiration, obsolescence or inaccuracy) notify the Company in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so. (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.18 (including additional amounts paid pursuant to this Section 2.18), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall promptly repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.18(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.18(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.18(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person. (h) The provisions of this Section 2.18 shall survive the termination of this Agreement and/or the payment or assignment of any of the Loans or Notes. (i) For purposes of this Section 2.18, the term “applicable Law” includes FATCA.

36 Section 2.19 Calculation of Interest Rates. The provisions of this Agreement relating to calculation of the Term SOFR, the Daily Simple SOFR and any other rate of interest are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Bank shall be entitled to fund and maintain its funding of all or any part of a Loan as it sees fit. Section 2.20 Booking Loans. Subject to Section 2.18, any Bank may make, carry, or, transfer Loans at, to, or for the account of any of its branch offices or the office of any Affiliate. Section 2.21 Quotation of Rates. It is hereby acknowledged that the Company may call the Administrative Agent on or before the date on which notice of a Borrowing, continuation or conversion is to be delivered by the Company in order to receive an indication of the rate or rates then in effect, but that such projection shall not be binding upon the Administrative Agent or any Bank nor affect the rate of interest which thereafter is actually in effect when the election is made. Section 2.22 Defaulting Banks. Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, the Administrative Agent shall deliver written notice to such effect, upon the Administrative Agent’s obtaining knowledge of such event, to the Company and such Defaulting Bank, and the following provisions shall apply for so long as such Bank is a Defaulting Bank: (a) [Reserved]. (b) The Commitment and outstanding Loans of such Defaulting Bank shall not be included in determining whether all Banks or the Majority Banks have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.1), provided that any waiver, amendment or modification requiring the consent of all Banks or each affected Bank which would increase or extend the term of the Commitment or the Maturity Date of Loans of such Defaulting Bank or which adversely affects such Defaulting Bank in a disproportionate manner compared to other affected Banks shall require the consent of such Defaulting Bank. (c) Any amount payable to such Defaulting Bank hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Bank pursuant to Section 2.16, but excluding amounts payable pursuant to Section 2.23) shall, in lieu of being distributed to such Defaulting Bank, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Bank to the Administrative Agent hereunder, (ii) second, to the funding of any Loan in respect of which such Defaulting Bank has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iii) third, to the payment of any amounts owing to the Banks as a result of any judgment of a court of competent jurisdiction obtained by any Bank against such Defaulting Bank as a result of such Defaulting Bank’s breach of its obligations under this Agreement, (iv) fourth, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against such Defaulting Bank as a result of such Defaulting Bank’s breach of its obligations under this Agreement, and (v) fifth, to such Defaulting Bank or as otherwise directed by a court of competent jurisdiction, provided, with respect to this clause (c), that if such payment is (x) a prepayment of the principal amount of any Loans and (y) made at a time when the conditions set forth in clauses (c)-(e) of Section 4.1 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all non-Defaulting Banks pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting Bank.

37 In the event that the Administrative Agent and the Company each agrees that a Defaulting Bank has adequately remedied all matters that caused such Bank to be a Defaulting Bank or upon receipt by the Administrative Agent of the confirmation referred to in clause (c) of the definition of “Defaulting Bank”, as applicable, then on such date such Bank shall purchase at par such portion of the Loans of the other Banks as the Administrative Agent shall determine may be necessary in order to cause the Banks to hold Loans on a pro rata basis in accordance with their respective Commitments; provided that no adjustments shall be made retroactively with respect to fees accrued while such Bank was a Defaulting Bank. Section 2.23 Mitigation Obligations; Replacement of Banks. (a) If any Bank requests compensation under Section 2.12 or Section 2.18, or if the Company is required to pay any additional amount to any Bank or any Governmental Authority for the account of any Bank pursuant to Section 2.12 or Section 2.18, then such Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.18 in the future and (ii) would not subject such Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Bank. The Company hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Bank in connection with any such designation or assignment. (b) If (i) any Bank requests compensation under Section 2.12 or Section 2.18, (ii) the Company is required to pay any additional amount to any Bank or any Governmental Authority for the account of any Bank pursuant to Section 2.12 or Section 2.18, (iii) an event contemplated under Section 2.10 or Section 2.13 shall have occurred with respect to any Bank, (iv) any Bank becomes a Non- Consenting Bank or (v) any Bank becomes a Defaulting Bank, then, in each case, the Company may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, (x) prepay such Bank’s outstanding Loans (on a non-pro rata basis) or (y) require such Bank to assign and delegate, without recourse (except for certain customary representations and warranties, in accordance with and subject to the restrictions contained in Section 9.10), all its interests, rights and obligations under this Agreement and the other Loan Papers to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that (x) such Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (y) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or Section 2.18 or payments required to be made pursuant to Section 2.12 or Section 2.18, such assignment will result in a reduction in such compensation or payments. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that (a) an assignment required pursuant to this Section 2.23(b) may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and (b) the Bank required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Bank; provided, further that any such documents shall be without recourse to or warranty by the parties thereto.

38 Section 2.24 Incremental Term Loans. (a) Company Request. The Company may, by written notice to the Administrative Agent from time to time, request an increase to the existing term loan facility under this Agreement not to exceed the Incremental Amount from one or more Incremental Banks (which may include any existing Bank) willing to provide such Incremental Term Loans in their sole discretion; provided that each Incremental Bank (which is not an existing Bank) shall be subject to the consent of the Administrative Agent. Each such notice shall specify (i) the date of funding of such Incremental Term Loan (each date of funding, an “Increase Effective Date”) on which such proposed Incremental Term Loan is funded, which shall be a date not less than three (3) Business Days after the date on which such notice is delivered to the Administrative Agent (or such lesser period as agreed to by the Administrative Agent), (ii) the identity of each proposed lender of each such Incremental Term Loan and the amount thereof (each provider of an Incremental Term Loan referred to herein as an “Incremental Bank”), and (iii) the time period within which each such Incremental Bank is requested to respond (which time period shall be as reasonably agreed between Company and Administrative Agent and in any event not longer than ten Business Days); provided that (x) any existing Bank approached to provide all or a portion of any proposed Incremental Term Loan may elect or decline, in its sole discretion, to provide such Incremental Term Loan and (y) the Company shall first approach any existing Bank with respect to any Incremental Term Loan. Each existing Bank shall notify the Administrative Agent within such time period of its intention to participate, in whole or in part, in the Incremental Term Loan and any existing Bank not responding within such time period shall be deemed to have declined to participate in such Incremental Term Loan. Any portion of the Incremental Term Loan not accepted by the existing Banks within such period may be offered to other lenders selected by the Company, subject to the terms of this Agreement. (b) Conditions. Each Incremental Term Loan is subject to the following conditions precedent on the Increase Effective Date: (i) all representations and warranties contained in this Agreement and the other Loan Papers shall be true and correct in all material respects on and as the funding of such Incremental Term Loan (both immediately before and immediately after giving effect thereto) with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date and in such case, such representations and warranties shall be true and correct in all material respects as of such dates; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, immediately before and immediately after giving effect to such Borrowing of Incremental Term Loans; and (ii) no Event of Default shall have occurred and be continuing or would result from the Borrowings to be made on such Increase Effective Date; provided, for the avoidance of doubt, that no Default or Event of Default in respect of Section 6.12 shall have occurred and be continuing nor result from the making of such Borrowing on and as of the applicable Increase Effective Date, without giving effect to any Collateral Coverage Test Cure Period. (c) Terms of Incremental Term Loans. The terms and provisions of Incremental Term Loans shall be identical to the existing Loans. Prior to any funding of Incremental Term Loans, the Administrative Agent shall have received a Notice of Borrowing, substantially in the form of Exhibit A hereto, with respect to such Borrowing, (i) in the case of Term Benchmark Loans, not later than 11:00 a.m., New York City time, two Business Days before the borrowing date specified for a proposed Borrowing (or such lesser period as agreed to by the Administrative Agent), and (ii) in the case of Alternate Base Loans, not later than 11:00 a.m., New York City time, on the Business Day which is the borrowing date specified

39 for a proposed Borrowing (or such lesser period as agreed to by the Administrative Agent). Such notice shall be irrevocable (except it may be expressly conditioned upon the occurrence of another transaction for which the proceeds thereof will be applied) and shall in each case refer to this Agreement and specify (x) whether the Loans then being requested are to be Term Benchmark Loans or Alternate Base Loans, (y) the initial borrowing date of such Incremental Term Loans (which shall be a Business Day) and the aggregate amount thereof and (z) in the case of a Term Benchmark Loan, the Interest Period with respect thereto (which shall not end later than the Maturity Date). If no Interest Period with respect to any Term Benchmark Loan is specified in any such Notice of Borrowing, then the Company shall be deemed to have selected an Interest Period of one month’s duration. Promptly upon receipt, the Administrative Agent shall advise the other Banks of such Notice of Borrowing and of each applicable Bank’s portion of the requested Borrowing by telecopier or e-mail. The Incremental Term Loans shall be effected by a joinder agreement (the “Increase Joinder”) executed by the Company, the Administrative Agent and each Incremental Bank making such Incremental Term Loan, in form and substance reasonably satisfactory to each of them. The Increase Joinder may, without the consent of any other Banks and in accordance with the provisions of Section 9.1, effect such amendments to this Agreement and the other Loan Papers as may be necessary or appropriate, in the opinion of the Administrative Agent and the Company, to effect the provisions of this Section 2.24. In addition, unless otherwise specifically provided herein, all references in Loan Papers to Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Term Loans made pursuant to this Agreement. (d) Equal and Ratable Benefit. The Incremental Term Loans established pursuant to this Section 2.24 shall constitute Loans under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Papers and shall, without limiting the foregoing, benefit equally and ratably from the security interests created by the Aircraft Mortgage. ARTICLE III [RESERVED] ARTICLE IV CONDITIONS OF LENDING Section 4.1 Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction (or waiver by the Banks in accordance with Section 9.1 and by the Administrative Agent) of the following conditions precedent: (a) The Administrative Agent shall have received this Agreement, executed and delivered by the Administrative Agent, the Company, each Bank listed on Schedule II and each of the other parties hereto. (b) The Administrative Agent shall have received the following, each dated (unless otherwise indicated) the Effective Date: (i) Officer’s Certificates dated the Effective Date certifying, inter alia, (i) true and correct copies of resolutions adopted by the Board of Directors or Finance Committee, as appropriate, of the Company authorizing the Company to borrow and effect other transactions hereunder, (ii) a true and correct copy of the Company’s bylaws in effect on the date hereof, (iii) the incumbency and specimen signatures of the Persons executing any documents on behalf of the Company, (iv) the truth of the representations and warranties made by the Company in this Agreement (or, if any such representation or warranty is expressly stated to have been made as of

40 a specific date, as of such specific date), and (v) the absence of the occurrence and continuance of any Default or Event of Default. (ii) A copy of the Company’s charter and all amendments thereto, accompanied by certificates that such copy is correct and complete, one certificate dated within a reasonable time prior to the Effective Date and issued by the Secretary of State of Texas and one certificate dated the Effective Date and executed by the corporate secretary or assistant secretary of the Company. (iii) Certificates (dated as of a recent date reasonably acceptable to the Administrative Agent) of existence and good standing of the Company from appropriate officials of Texas. (iv) The written opinions of internal and outside counsel to the Company, dated the Effective Date, in form and substance reasonably satisfactory to Administrative Agent, which shall, in the case of the opinion of outside counsel to the Company, include an opinion as to the applicability of Section 1110 of the Bankruptcy Code. (v) The written opinion of Gilchrist Aviation Law, P.C., special FAA counsel to the Company, in a form reasonably satisfactory to the Administrative Agent, or written confirmation from Gilchrist Aviation Law, P.C. immediately prior to closing that they have reviewed pre-closing FAA indexes and priority search certificates for the airframes and engines that are Pool Assets and confirm they are in a position to issue their opinion in accordance with Section 6.16 assuming no intervening filings or registrations. (vi) An Administrative Questionnaire (dated any date on or prior to the Effective Date) completed by each Bank (other than BNP Paribas) which is a party hereto on the Effective Date. (vii) Such other agreements, documents, instruments, opinions, certificates, and evidences as the Administrative Agent may reasonably request prior to the Effective Date. (c) The Administrative Agent shall have received Lien searches conducted in the recording office of the FAA and, with respect to the applicable Collateral, “priority search certificates” (as defined in the Regulations and Procedures for the International Registry), all as may be reasonably satisfactory to the Administrative Agent (dated as of a date reasonably satisfactory to the Administrative Agent), reflecting the absence of Liens and encumbrances on the assets of the Company and the other Grantors constituting Collateral, other than Permitted Liens, and the absence of registrations (other than sale registrations) on the International Registry with respect to the applicable Collateral, other than the registrations contemplated herein, and (in the case of the searches conducted at the recording office of the FAA) indicating that the Company (or the applicable Grantor) is the registered owner of each of the aircraft which is intended to be covered by the Aircraft Mortgage. (d) The Company and the Administrative Agent shall have duly executed and delivered to the Administrative Agent an aircraft mortgage in form reasonably acceptable to the Administrative Agent (the “Aircraft Mortgage”), together with (i) the filing for recordation with the FAA of the Aircraft Mortgage for recording as evidenced by a written confirmation from Gilchrist Aviation Law, P.C. of its submission to the FAA of the Aircraft Mortgage for recording (together with any other necessary documents, instruments, affidavits or certificates) as the Administrative Agent may deem reasonably necessary to perfect and protect the Liens created thereby, including, without limitation, recordings and filings with the FAA, and all filings and recording fees and taxes in respect thereof shall have been duly

41 paid, (ii) copies of the Entry Point Filing Forms, (iii) evidence that Gilchrist Aviation Law, P.C., special FAA counsel to the Company, (a) has provided email confirmation that the International Interests created by the Aircraft Mortgage have been registered as “prospective” International Interests prior to the execution of the Aircraft Mortgage, and has provided priority search certificates from the International Registry to the Administrative Agent evidencing such prospective International Interests or (b) has established an International Registry Closing Room to facilitate the registration on the International Registry, and provided email confirmation that the Closing Room has been released and thus the International Interests created by the Aircraft Mortgage have been registered against the airframes and engines that are Pool Assets, (iv) evidence, to the extent available, of the filing of financing statements in appropriate form with the Texas Secretary of State and (v) evidence that all other action that the Administrative Agent may deem reasonably necessary to perfect and protect the Liens and security interests created under the Aircraft Mortgage has been taken. The parties hereto acknowledge and agree that any Lien on the Collateral securing Obligations under this Agreement is a Lien in favor of the Administrative Agent for the ratable benefit of the Secured Parties. (e) A Uniform Commercial Code financing statement covering the security interest in the Collateral, naming the Company, as debtor, and the Administrative Agent, as secured party, shall have been duly filed (or shall be in the process of being so duly filed) in all places necessary within the State of Texas. (f) The Company and the Administrative Agent shall have entered into the Mortgaged Aircraft Operating Agreement. (g) Any fees or expenses of the Administrative Agent and the Banks that have been invoiced and that are required to be paid on or before the Effective Date. The execution by each Bank of this Agreement shall be deemed to be confirmation by such Bank that any condition relating to such Bank’s satisfaction or reasonable satisfaction with any documentation set forth in this Section 4.1 has been satisfied as to such Bank. Section 4.2 Conditions Precedent to Borrowing. The obligation of each Bank to make a Loan on the occasion of the Borrowing on the Initial Borrowing Date shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Company of the proceeds of such Borrowing shall constitute a representation and warranty by the Company that on the date of such Borrowing such statements are true) (or, if any such statement is expressly stated to have been made as of a specific date, as of such specific date): (a) The representations and warranties contained in Article V are correct in all material respects (or, to the extent subject to materiality, “Material Adverse Change” or “Material Adverse Effect” qualifiers, in all respects) as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). (b) No event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default; provided, for the avoidance of doubt, that no Default or Event of Default in respect of Section 6.12 shall have occurred and be continuing nor result from the making of such Borrowing on and as of the date of such Borrowing, without giving effect to any Collateral Coverage Test Cure Period. (c) The Administrative Agent shall have received, for each Pool Asset, certificates of insurance and, if available, reinsurance, from underwriters or insurers that comply with the insurance

42 provisions of the Loan Papers, together with, to the extent commercially available, a letter of undertaking from the related insurance broker and, if applicable, reinsurance brokers with respect to insurance required to be maintained by the Loan Papers. ARTICLE V REPRESENTATIONS AND WARRANTIES The Company represents and warrants to the Administrative Agent and Banks as follows: Section 5.1 Organization, Authority and Qualifications. (a) The Company and each of its Material Subsidiaries is a Person duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its organization; (b) The Company has the corporate power and authority to execute, deliver, and perform this Agreement and the other Loan Papers to which it is a party and to borrow hereunder; (c) On the Effective Date, the Company and each of its Material Subsidiaries is duly qualified as a foreign Person to do business and is in good standing in every jurisdiction where the character of its Properties or nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and (d) On the Effective Date, the Company has no Material Subsidiaries. Section 5.2 Financial Statements. The Current Financials present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries on the date thereof and the consolidated results of operations and changes in financial position of the Company and its Subsidiaries for the period then ended, all in conformity with GAAP. Except for transactions related to or contemplated by the Loan Papers and transactions disclosed in Forms 10-Q, 10-K and 8-K that the Company has filed with the Securities and Exchange Commission before the Effective Date, there has been no Material Adverse Change since December 31, 2025. Section 5.3 Compliance with Agreement and Laws. On the Effective Date, neither the Company nor any of its Material Subsidiaries is in default under the provisions of any instrument evidencing any obligation, indebtedness, or liability of the Company or any of its Material Subsidiaries or of any agreement relating thereto, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. To its knowledge, neither the Company nor any of its Material Subsidiaries is in violation of any Law, which default or violation would have a Material Adverse Effect. Section 5.4 Authorization; No Breach; and Valid Agreements. The execution, delivery, and performance of this Agreement, the Borrowings hereunder, and the execution, delivery, and performance of the other Loan Papers to which it is a party by the Company (a) have been duly authorized by all requisite corporate action on the part of the Company, (b) will not violate its charter or bylaws, (c) will not violate any Law or any order of any Tribunal, and (d) will not conflict with, result in a breach of the provisions of or constitute a default under, or result in the imposition of any Lien upon the Property of the Company pursuant to the provisions of, any loan agreement, credit agreement, indenture, mortgage, deed of trust, franchise, permit, license, note, contract, or other agreement or instrument to which the Company is now a party, in each case of clause (c) and clause (d) which violation, conflict, breach, or default of Lien individually or in the aggregate would have a Material Adverse Effect. The Loan Papers that include obligations of the Company are the legal, valid and binding obligations of the Company and are enforceable in accordance with their respective terms, except as such enforceability may be limited by general equitable

43 principles (whether enforcement is sought by proceedings in equity or at law) or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally. Section 5.5 Litigation and Judgments. Except as previously disclosed to the Administrative Agent in writing, neither the Company nor any of its Subsidiaries is either party to or aware of the threat of any Litigation which has, in the Company’s opinion, a reasonable probability of success and which, if determined adversely to the Company or such Subsidiary, would have a Material Adverse Effect. To the knowledge of the Company, on the Effective Date there is no outstanding unsatisfied money judgment against the Company or any of its Subsidiaries in an amount in excess of the Threshold Amount, and there are no outstanding unsatisfied money judgments against the Company or any of its Subsidiaries which individually or in the aggregate have or would have a Material Adverse Effect. Section 5.6 Ownership of Properties. The Company and each of its Material Subsidiaries (a) has good and marketable title (except for Permitted Liens) to all of the Pool Assets, and (b) owns or has valid leasehold (or, in the case of intellectual property, license) interests in all of its other Properties which are owned or used in connection with its business where the failure to so own or have valid leasehold or license would not individually or in the aggregate have a Material Adverse Effect. Section 5.7 Taxes. Except to the extent that failure to do so would not have a Material Adverse Effect, the Company and each of its Material Subsidiaries has filed all Tax returns or reports required of it and has paid all Tax liability shown thereon as due to the extent the same has become due and before it may have become delinquent (except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves have been established). Section 5.8 Approvals Required. Neither the execution and delivery of this Agreement and the other Loan Papers to which it is a party by the Company, nor the consummation by the Company of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, or the registration, recording, or filing of any document with, or the taking of any other action in respect of any Tribunal except for the routine filing of copies of this Agreement and certain other Loan Papers with the Securities and Exchange Commission, except for any of the foregoing required of any Bank or the Administrative Agent. Section 5.9 Business; Status as Air Carrier. The Company is an air carrier engaged in scheduled air transportation and is in all material respects duly qualified and licensed under all applicable Laws to carry on its business as a scheduled airline currently subject to regulation by the FAA and the Department of Transportation. Section 5.10 Purpose of Loan. The proceeds of the Loans will be used for general corporate purposes, and no part of the proceeds of any Loan will be used for any purpose which would violate, or be inconsistent with, any of the margin regulations of the Fed Reserve Board. Section 5.11 Investment Company Act. Neither the Company nor any of its Subsidiaries is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. Section 5.12 General. As of the Effective Date, there is no material fact or condition relating to the financial condition and business of the Company and its Subsidiaries which is not reflected in its most recently filed financial statements or any posted SEC Form 8-K which has a Material Adverse Effect and which has not been related, in writing, to the Administrative Agent, other than industry-wide risks in the ordinary course of business associated with the types of business conducted by the Company and its

44 Subsidiaries; provided that, with respect to projections, estimates or other forward looking information the Company and its Subsidiaries represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time that such forward-looking information was prepared. Section 5.13 Affected Financial Institutions. The Company is not an Affected Financial Institution. Section 5.14 Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to maintain material compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees, and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Company being designated as a Sanctioned Person. None of (a) the Company, any of its Subsidiaries or to the knowledge of the Company or such Subsidiary of the Company any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. Notwithstanding the foregoing or any other provision of this Agreement, the Company shall not be in breach of this Section 5.14 or Section 6.11 if it operates any of its aircraft (including any Pool Asset) in a Sanctioned Country for which it has obtained legal authority from all applicable United States government agencies, to conduct operations in such Sanctioned Country. Section 5.15 ERISA Compliance. Except as would not result in a Material Adverse Effect, none of the Company nor any of its ERISA Affiliates maintains, contributes to, or has any actual or contingent, direct or indirect obligation to maintain or contribute to, or has, at any time within the past six (6) years, maintained, contributed to or had any actual or contingent obligation to maintain or contribute to, any employee benefit plan that is subject to Title IV of ERISA. The Company is not and is not acting on behalf of a Benefit Plan Investor as defined in Section 3(42) of ERISA. Section 5.16 Insurance. The Company maintains with insurance companies or associations of recognized responsibility (or, as to workers’ compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning the Pool Assets against such casualties and contingencies and of such types and in such amounts (and with co-insurance, self-insurance and deductibles) in such forms and covering such risks as required by the Mortgaged Aircraft Operating Agreement. Section 5.17 Security Interests. The Aircraft Mortgage is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Aircraft covered thereby except as such enforceability may be limited by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally. Section 5.18 Section 1110. As of the Closing Date, the Company holds an air carrier operating certificate issued by the Administrator of the Federal Aviation Administration pursuant to Chapter 447 of Title 49 of the U.S. Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. To the Company’s knowledge as of the Closing Date, each Airframe and each Engine included as a Pool Asset constitutes an “aircraft” or an “aircraft engine”, as the case may be, as such terms are defined in Section 40102 of Title 49 of the U.S. Code; and each Airframe and each Engine included as a Pool Asset

45 was “first placed in service” within the meaning of Section 1110 of the Bankruptcy Code after October 22, 1994. ARTICLE VI COVENANTS So long as the Company may borrow hereunder and until the Obligations have been Paid in Full, the Company covenants as follows: Section 6.1 Performance of Obligations. The Company shall duly and punctually pay and perform each of the Obligations under this Agreement and the other Loan Papers under which the Company has Obligations. Section 6.2 Compliance with Laws. Except for any noncompliance which individually or in the aggregate would not have a Material Adverse Effect, (a) the Company shall comply, and shall cause each of its Material Subsidiaries to comply, in all material respects with all applicable Laws, and (b) such compliance shall include, without limitation, paying before the same become delinquent all Taxes imposed upon the Company or any of its Material Subsidiaries or its or their Properties, except to the extent contested diligently and in good faith by proper proceedings, and for which adequate reserves are established in accordance with GAAP. Section 6.3 Maintenance of Existence, Licenses and Franchises: Compliance With Agreements. Except to the extent otherwise permitted in Article VI, (a) the Company shall maintain, and shall cause each of its Material Subsidiaries that is a Grantor to maintain, its existence, and (b) the Company shall preserve and maintain, and shall cause each of its Material Subsidiaries to preserve and maintain, all material licenses, privileges, franchises, certificates, authorizations, and other permits and agreements necessary for the operation of its business, except, with respect to this clause (b), where failure to do so would not, in the aggregate, have a Material Adverse Effect. The Company shall comply, and shall cause each of its Material Subsidiaries to comply, with all material agreements binding on it or affecting its properties or business, except for any noncompliance which individually or in the aggregate would not have a Material Adverse Effect. The Company shall maintain in effect and enforce policies and procedures designed to cause material compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 6.4 Maintenance of Properties. (a) The Company shall, and shall cause each of its Material Subsidiaries to, cause all of its material Properties (other than any Aircraft that constitutes Collateral subject to the Mortgaged Aircraft Operating Agreement) used or useful in the conduct of its business to be maintained and kept in good condition, repair, and working order, and supplied with all necessary equipment, and cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times. (b) The Company shall, at its expense, maintain, service, repair, overhaul, improve, and rebuild any Aircraft constituting a Pool Asset as and to the extent required pursuant to the Mortgaged Aircraft Operating Agreement. (c) Notwithstanding anything to the contrary in this Section 6.4, (i) the Company may place any Aircraft in storage in accordance with the Company’s standard storage procedures (including for repair, service, maintenance or decommissioning purposes), (ii) any Aircraft (or any component thereof)

46 may undergo maintenance in accordance with the Company’s FAA approved maintenance program, (iii) any Aircraft may be grounded by applicable government authorities, in each case, without the necessity of keeping such Aircraft in good operating condition or maintaining such Aircraft’s airworthiness certification or otherwise complying with the foregoing provisions of this Section 6.4, (iv) the Company may contest the applicability of any Laws or directives described in this Section 6.4 in any reasonable manner and defer compliance therewith until such contest is finally determined or adjudicated, so long as, notwithstanding such deferred compliance with respect to any Aircraft, the Company keeps such Aircraft in good operating condition and maintains such Aircraft’s airworthiness certification and (v) the Company may defer maintenance and defer conformity with any airworthiness directive in a manner that is consistent with its FAA approved maintenance program and applicable Laws; provided that if any Aircraft that is a Pool Asset that has been placed into storage or grounded as provided in the preceding clause (i) is not in good operating condition or lacks airworthiness certification for a period of more than 30 days for any reason related to the Company’s failure to comply with the requirements of this Section 6.4 (and excluding any model or fleet- wide grounding or failure to satisfy airworthiness that, in either case, is unrelated to the Company’s maintenance of such Aircraft or the airworthiness thereof) (any such Aircraft, a “Non-Compliant Pool Aircraft”), then, within 60 days of the end of such 30 day period the Company shall be required to replace such Aircraft with another Aircraft to the extent necessary to comply with Section 6.12; provided, further, that the Company shall not permit the Appraised Value of all Non-Compliant Pool Aircraft at any time to exceed an amount equal to 15 % of the Appraised Value of all Pool Assets at such time for a period of more than ten Business Days unless the Company complies with Section 6.12 after excluding such Non- Compliant Pool Aircraft from the determination of the Appraised Value of all Pool Assets. Section 6.5 Maintenance of Books and Records. The Company shall, and shall cause each of its Subsidiaries to, maintain proper books of record and account in which full, true, and correct entries in conformity in all material respects with GAAP. Section 6.6 Inspection. At reasonable times and upon reasonable notice, the Company shall permit, and shall cause each of its Material Subsidiaries to permit, any employees and other representatives of the Administrative Agent, during normal business hours, (1) to visit the Company and inspect any Pool Assets; provided, however that (a) any such inspection (i) shall be limited to Pool Assets, (ii) for so long as the Collateral Agent is not exercising its Right to repossess any Pool Assets in accordance with the Loan Papers during an Event of Default, (w) shall be a visual, walk-around inspection and (x) may not include opening any panels, bays or the like and (b) for so long as the Collateral Agent is not exercising its Right to repossess any Pool Assets in accordance with the Loan Papers during an Event of Default, no exercise of any inspection rights provided for in this Section 6.6 shall interfere with the normal operation or maintenance of any Aircraft by, or the business of, the Company, and (2) to examine and make extracts from all books of account and all records that relate to the Pool Assets or the financial operations of the Company (subject to any confidentiality agreements, copyright restrictions, and similar limitations), and (3) to discuss the Company’s and Material Subsidiaries’ affairs, finances, Properties, condition (financial or otherwise) and accounts with the Company’s and Material Subsidiaries’ officers, in each case of the preceding clauses (1) and (2), for the purpose of verifying the accuracy of the various reports delivered by the Company to the Administrative Agent and the Banks pursuant to this Agreement or otherwise ascertaining compliance this Agreement and at such times and as often as may be reasonably requested, but in any event, and notwithstanding the foregoing, in the case of the preceding clauses (1) and (2), so long as no Event of Default has occurred and is continuing, (y) the Company and its Subsidiaries shall not bear the cost of any inspections under this Agreement, and (z) inspections may not be performed more than one time per year. Section 6.7 Insurance. The Company shall maintain insurance on its Properties with insurers or associations of recognized standing in such amounts (including by way of self-insurance) as it determines to be prudent and consistent with its insurance and loss prevention policies, and in such forms and covering

47 such risks as may then be customary with airlines of a comparable credit standing flying equipment and routes comparable to the Company. Section 6.8 Appraisals. (a) On the Effective Date, the Company shall deliver a list of the Pool Assets and estimated current market value of the Pool Assets to the Administrative Agent (for onward distribution to the Banks). (b) On each Appraisal Delivery Date, the Company shall submit an Appraisal of the Pool Assets to the Administrative Agent (for onward distribution to the Banks) as of the date which is no more than 30 days prior to such Appraisal Delivery Date (or as of a date reasonably acceptable to the Administrative Agent); provided, however, that if such Appraisal is to be delivered on such Appraisal Delivery Date as a consequence of clause (b) of the definition thereof, the Appraisal to be delivered on such date shall only be in respect of the assets to be removed from and/or added to the Pool Assets. (c) If an Event of Default under Section 7.1(a) or Section 7.1(c) has occurred that is continuing or if any other Event of Default has occurred and, as a result of such other Event of Default, the Collateral Agent is exercising its Right to repossess any Pool Assets in accordance with the Loan Papers, then, in either case, upon the reasonable written request of the Administrative Agent or the Majority Banks, the Company shall, up to two additional times during the term of this Agreement, submit an Appraisal of the Pool Assets to the Administrative Agent (for onward distribution to the Banks) as soon as reasonably practicable after receipt by the Company of such request. Section 6.9 [Reserved]. Section 6.10 Reporting Requirements. The Company shall furnish to the Administrative Agent (who may make the same available to each Bank): (a) Within 120 days after the last day of each fiscal year of the Company, Financial Statements (it being understood that delivery of the Company’s annual report on Form 10-K for any fiscal year as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, will satisfy this requirement with respect to such fiscal year) showing the consolidated financial condition and results of operations of the Company and its Subsidiaries as of, and for the year ended on, such last day, accompanied by (i) the opinion (which opinion shall be without a “going concern” or like qualification or exception and without any other qualification or exception as to the scope of such audit, except for any customary qualification, exception or “emphasis of matter” included therein solely as a result of (x) an impending debt maturity within twelve (12) months of the relevant audit date or (y) any actual or prospective inability to satisfy any financial covenant) of Auditors, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial position and results of operations of the Company and its consolidated Subsidiaries for the periods presented and (ii) a Financial Report Certificate; (b) Within 60 days after the last day of each of the first three fiscal quarters of the Company (i) Financial Statements showing the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries as of and for the period from the beginning of the current fiscal year to, such last day (it being understood that delivery of the Company’s quarterly report on Form 10-Q for any fiscal quarter as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, will satisfy this requirement with respect to such fiscal quarter), and (ii) a Financial Report Certificate;

48 (c) (i) Promptly after mailing, true copies of all reports, statements, documents, plans, and other written communications furnished by or on behalf of the Company or any of its Subsidiaries to stockholders generally and (ii) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Securities and Exchange Commission; (d) Notice, promptly after the Company or any of its Material Subsidiaries knows or has reason to know of any Default or Event of Default, specifying the nature thereof and what action the Company or any Subsidiary has taken, is taking, or proposes to take with respect thereto; (e) Prompt notice of any legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Company, except proceedings which, if adversely determined, would not have a Material Adverse Effect or proceedings with respect to which the Company, in good faith and upon consultation with outside counsel, believes an adverse determination in respect thereof to be unlikely; and (f) Promptly upon the Administrative Agent’s reasonable request, such other relevant information (not otherwise required to be furnished under the Loan Papers) respecting the business affairs, assets, and liabilities of the Company and any of its Material Subsidiaries. In the case of paragraphs (a), (b) and (c) above (other than the Financial Report Certificate), the Company may satisfy the reporting requirements in respect thereof by making the documents referred to therein available to the Banks on its website or posted on the Security and Exchange Commission’s website at www.sec.gov. In the case of paragraphs (a), (b), (c), (d), (e) and (f) above (other than the Financial Report Certificate), each Bank that is a lender under the Existing Revolver agrees that to the extent any of the deliveries required by this Section 6.10 are delivered to such Bank by the Company under the Existing Revolver in accordance with its terms (whether delivered pursuant to the preceding sentence or otherwise), the Company shall be deemed to have satisfied the applicable reporting requirement under this Section 6.10 solely with respect to delivery to such Bank. Notwithstanding the foregoing, the Company shall deliver hard copies of any such documents to any Bank that notifies the Company that such delivery is required by any Laws applicable to such Bank. Section 6.11 Use of Proceeds. Proceeds advanced hereunder shall be used for general corporate purposes. The Company shall not request any Loan, and the Company shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Notwithstanding the foregoing or any other provision of this Agreement, the Company shall not be in breach of this Section 6.11 if it operates any of its aircraft (including, without limitation, any Pool Asset) in a Sanctioned Country for which it has obtained legal authority from all applicable United States government agencies, to conduct operations in such Sanctioned Country.

49 Section 6.12 Pool Assets. (a) The Company (i) will ensure that, subject to clause (d) below, the Appraised Value of the Pool Assets shall satisfy the Collateral Coverage Test (based upon the most recent Appraisal delivered to the Administrative Agent and the Banks pursuant to the provisions of Section 6.8), and (ii) will not (and will not permit any Wholly Owned Domestic Subsidiary to) convey, sell, lease, transfer or otherwise dispose of, whether voluntarily or involuntarily (it being understood that loss of property due to theft, destruction, confiscation, prohibition on use or similar event shall constitute a disposal for purposes of this covenant), or remove or substitute, any Pool Asset (or any engine included in the Pool Assets) or agree to do any of the foregoing in respect of the Pool Assets at any future time, except that: (i) any disposition expressly permitted under the Mortgaged Aircraft Operating Agreement shall be allowed; (ii) so long as no Event of Default exists, the Company or any of its Wholly Owned Domestic Subsidiaries owning a Pool Asset may replace a Pool Asset with another asset of the Company or such Wholly Owned Domestic Subsidiary (or any other Wholly Owned Domestic Subsidiary) (and Schedule I shall be modified to reflect such replacement), provided that (A) such replacement shall be made on at least a dollar-for-dollar basis based upon (x) in the case of the asset being removed from the Pool Assets, the Appraised Value of such Pool Asset (as determined by the most recently delivered Appraisal with respect to such Pool Asset) and (y) in the case of the asset being added to the Pool Assets, the Appraised Value of such asset (as determined by an Appraisal performed at (or relatively contemporaneously with) the time of such replacement), (B) after giving effect to such replacement, the Appraised Value of the Pool Assets (as determined by an Appraisal of all Pool Assets performed at (or relatively contemporaneously with) the time of such replacement) shall satisfy the Collateral Coverage Test, (C) the Collateral Coverage Ratio after giving effect to such replacement (as determined by an Appraisal of all Pool Assets performed at (or relatively contemporaneously with) the time of such replacement) shall not be less than the Collateral Coverage Ratio as in existence immediately prior to giving effect to such replacement, (D) prior to effecting the replacement, the Company shall have delivered an Officer’s Certificate to the Administrative Agent certifying compliance with this Section 6.12 and Section 6.13 and attaching to such certificate the Appraisal required by Section 6.8 and (E) the asset replacing a Pool Asset shall constitute Specified Equipment; (iii) so long as no Event of Default exists or would result therefrom, the Company or any of its Wholly Owned Domestic Subsidiaries owning a Pool Asset may remove an asset from the Pool Assets (and Schedule I shall be modified to reflect such removal), provided that (A) the Collateral Coverage Ratio after giving effect to such removal (as determined by an Appraisal of all Pool Assets performed at (or relatively contemporaneously with) the time of such removal) shall not be less than the Collateral Coverage Ratio as in existence immediately prior to giving effect to such removal, and (B) prior to effecting the removal, the Company shall have delivered an Officer’s Certificate to the Administrative Agent certifying that, and providing calculations demonstrating that, after giving effect to such removal, the Collateral Coverage Ratio shall not be reduced after giving effect to such removal, and otherwise certifying compliance with this Section 6.12 and attaching to such certificate Appraisals of all Pool Assets obtained in connection with such removal; (b) in the event (x) that an Appraisal furnished pursuant to Section 6.8 discloses that the Collateral Coverage Test is not satisfied or (y) the Collateral Coverage Test is not satisfied following an involuntary disposal of any Pool Asset (or any engine included in the Pool Assets unless such engine is replaced by another working engine or engines of substantially equivalent value, assuming half-time

50 condition) (whether by loss of property due to theft, destruction, confiscation, prohibition on use, any similar event or otherwise), based upon the most recent Appraisal of the Pool Assets (from which the Appraised Values of the Pool Assets which are the subject of the involuntary disposition shall be subtracted) furnished pursuant to Section 6.8, the Company shall within 60 days after the date of such Appraisal or involuntary disposal, as the case may be (a “Collateral Coverage Test Cure Period”), prepay the Loans and/or designate additional assets as Pool Assets to the extent that, after giving effect to such prepayment and/or designation, the Appraised Value of the Pool Assets, based on the most recently delivered Appraisal with respect to assets already constituting Pool Assets and based on an Appraisal performed at (or relatively contemporaneously with) the time of such addition with respect to assets being added to Pool Assets, shall satisfy the Collateral Coverage Test (and Schedule I shall be modified to reflect any such addition), provided that (i) at the time of any such prepayment and/or addition, the Administrative Agent and the Banks shall have received an Officer’s Certificate certifying that the conditions set forth in this Section 6.12 shall have been satisfied after giving effect to such prepayment and/or addition and attaching thereto such Appraisal, and (ii) any asset being added shall constitute Specified Equipment; (c) the Company may at any time and from time to time designate any of its assets as Pool Assets and deliver to the Administrative Agent an Appraisal with respect to such assets being added as Pool Assets (and Schedule I shall be modified to reflect such addition), provided that (i) at the time of such addition, the Administrative Agent and the Banks shall have received an Appraisal with respect to such assets being added as Pool Assets, an Officer’s Certificate certifying that the conditions set forth in this Section 6.12 shall have been satisfied after giving effect to such addition and attaching thereto such Appraisal, and (ii) the asset being added shall constitute Specified Equipment; and (d) at the Company’s request, the Lien on any Pool Asset shall be automatically released, provided, in each case, that the following conditions are satisfied or waived: (i) no Default or Event of Default has occurred and is continuing, (ii) the Company shall deliver to the Administrative Agent an Officer’s Certificate demonstrating that, after giving pro forma effect to any action certified to be taken by the Company pursuant to clause (iii) below, the release of such Lien on such Pool Asset would not reduce the Collateral Coverage Ratio as in existence immediately prior to giving effect to such release and other actions, and certifying that the conditions set forth in this Section 6.12(d) shall have been satisfied and (iii) any of the following or any combination thereof shall have occurred: (x) after giving effect to such release and other actions, the remaining Collateral constituting Specified Equipment shall satisfy the Collateral Coverage Test, (y) the Company shall have prepaid the Loans in an amount required to comply with the Collateral Coverage Test, or (z) the Company shall have subjected to the Aircraft Mortgage (or taken reasonable steps to initiate the same, it being understood that the Company shall have (A) in the case of designating additional assets as Pool Assets following a Total Loss of a Pool Asset, a 60 day period, or (B) in any other case, a 10 Business Day period, to finally complete any remaining steps to complete such addition and deliver requisite legal opinions and other documentation in connection therewith) additional assets that constitute Specified Equipment having an Appraised Value, in the aggregate, required to comply with this Section 6.12. In connection therewith, the Administrative Agent agrees to promptly provide, execute and deliver any documents or releases reasonably requested by the Company to evidence such release, at the Company’s expense. Section 6.13 Restrictions on Liens. (a) The Company will not, nor will it permit any Subsidiary to, create, assume or suffer to exist any Lien upon or with respect to the Collateral or assign any right to receive the proceeds from the sale, transfer or disposition of any of the Collateral, or file or authorize the filing with respect to any of the Collateral of any financing statement naming the Company or any Subsidiary as debtor under the Uniform Commercial Code or any similar notice of Lien upon or with respect to the Collateral naming the Company or any Subsidiary as debtor under any similar recording or notice statute (including, without limitation, any

51 filing under Title 49, United States Code, Section 44107), in each case other than Permitted Liens affecting Collateral. (b) The Company will not enter into or suffer to exist, and will not permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any first priority Lien, subject to Permitted Liens, in favor of the Administrative Agent for the ratable benefit of the Secured Parties upon any Collateral to secure the Obligations. Section 6.14 Mergers and Dissolutions. (a) The Company will not merge or consolidate with any other person unless: (i) no Event of Default has occurred and is continuing or would result therefrom; (ii) the Company is the surviving corporation or, if otherwise, (x) such other Person or continuing corporation (the “Successor Company”) is a corporation or other entity organized under the laws of a state of the United States and (y) such Successor Company is a U.S. certificated air carrier; and (iii) in the case of a Successor Company, the Successor Company shall (A) execute, prior to or contemporaneously with the consummation of such transaction, such agreements, if any, as are in the reasonable opinion of the Administrative Agent, necessary or advisable to evidence the assumption by the Successor Company of liability for all of the obligations of the Company hereunder and the other Loan Papers, and (B) cause to be delivered to the Administrative Agent and the Banks such legal opinions (which may be from in-house counsel) as any of them may reasonably request in connection with the matters specified in the preceding clause (A), and (C) provide such information as each Bank or the Administrative Agent reasonably requests in order to perform its “know your customer” due diligence with respect to the Successor Company. Upon any consolidation or merger in accordance with this Section 6.14(a) in any case in which the Company is not the surviving corporation, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such Successor Company had been named as the Company herein. No such consolidation or merger shall have the effect of releasing the Company or any Successor Company which shall theretofore have become successor to the Company in the manner prescribed in this Section 6.14(a) from its liability with respect to any Loan Paper to which it is a party. (b) The Company will not liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution). Section 6.15 Assignment. Subject to Section 9.11, the Company will not assign or transfer any of its Rights, duties, or obligations under any of the Loan Papers to which it is a party. Section 6.16 Post-Effective Date Items. Within five (5) Business Days of the Effective Date (or such later date as the Administrative Agent may, in its sole discretion, consent to in writing), the Administrative Agent and the Banks shall have received the written opinion of Gilchrist Aviation Law, P.C., special FAA counsel, in the event written confirmation is delivered prior to the Effective Date as described in Section 4.1(b)(v) and in form and substance reasonably satisfactory to the Administrative Agent.

52 Section 6.17 Further Assurances. The Company will take, or cause to be taken, at the Company’s cost and expense, such action with respect to (x) the recording, filing, re-recording and re-filing of the Aircraft Mortgage, as is necessary to maintain, so long as the Aircraft Mortgage is in effect, the priority, perfection and preservation of the Lien created by the Aircraft Mortgage, in the office of the FAA, pursuant to Title 49, and in such other places as may be required under any applicable law or regulation in the U.S., (y) the appropriate registrations with the International Registry as are necessary to maintain, so long as the Aircraft Mortgage is in effect, the priority, perfection and preservation of the Lien created by the Aircraft Mortgage and (z) any financing statements or other instruments as are necessary to maintain, so long as the Aircraft Mortgage is in effect, the priority, perfection and preservation of the Lien created by the Aircraft Mortgage, and will furnish to the Administrative Agent timely notice of the necessity of such action, together with, if requested by Administrative Agent, such instruments, in execution form, and such other information as may be reasonably required to enable the Administrative Agent to take such action or otherwise reasonably requested by Administrative Agent. To the extent permitted by applicable law, the Company hereby authorizes the Administrative Agent to execute and file financing statements or continuation statements necessary to maintain, so long as the Aircraft Mortgage is in effect, the perfection and preservation of the Lien created by the Aircraft Mortgage without the Company’s signature appearing thereon. The Company shall pay the reasonable and documented out-of-pocket costs of, or incidental to, any recording or filing, including, without limitation, any filing of financing or continuation statements, necessary to maintain, so long as the Aircraft Mortgage is in effect, the perfection and preservation of the Lien created by the Aircraft Mortgage. ARTICLE VII EVENTS OF DEFAULT; REMEDIES Section 7.1 Events of Default. Any one or more of the following events shall be “Events of Default” hereunder (which shall include by definition the expiration of any grace period with respect thereto), whether the same shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of Law or otherwise): (a) Payment of Obligation. (i) Failure to pay any principal of any Loan when due whether at maturity, by declaration as authorized by this Agreement, or otherwise; or (ii) failure to pay, within five Business Days after the due date thereof, any interest on any Loan; or (iii) failure to pay, within ten Business Days after the due date thereof, or if no due date therefor is herein specified within ten Business Days after written demand therefor is given to the Company by the Administrative Agent, any fee or other amount payable by the Company hereunder or under any of the other Loan Papers. (b) Covenants. (i) Default shall be made in the observance or performance of the covenants, conditions, and agreements on the part of the Company contained in Section 6.13, subject to a grace period of (A) 30 days from the date a Senior Officer obtains knowledge of such Default (or, if earlier, the date the Administrative Agent provides notice of such Default to the Company), so long as (x) the Administrative Agent is promptly notified of the Default after such Senior Officer’s knowledge thereof and (y) the rights and remedies of the Banks under the Loan Papers and the

53 interests of the Banks in the Pool Assets, taken as a whole, are not materially prejudiced during such period in the reasonable determination of the Administrative Agent, and (B) 10 Business Days in the event the foregoing conditions in clause (A) are not satisfied; provided that, with respect to any such default under the foregoing clause (A), if such Person is proceeding with diligence and good faith to cure or remedy such default, such default is susceptible to cure or remedy, and the condition in subclause (y) thereof continues to be satisfied, such 30 day period shall be extended as may be necessary to cure such failure, such extended period not to exceed a period of 60 days from such knowledge or notice; (ii) Default shall be made in the observance or performance of any other of the covenants, conditions, and agreements on the part of the Company contained herein, or in any other Loan Papers and such default shall continue for a period of 30 days after the Administrative Agent shall have given the Company notice thereof in writing; provided that, with respect to any such default other than a default under Section 6.12, if such Person is proceeding with diligence and good faith to cure or remedy such default and such default is susceptible to cure or remedy, such 30 day period shall be extended as may be necessary to cure such failure, such extended period not to exceed a period of 60 days from such notice; provided further that, with respect to a Default under Section 6.12, no such cure period shall extend beyond the end of any Collateral Coverage Test Cure Period to which such Default relates. (c) Debtor Relief. The Company or any Material Subsidiary shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, arrangement, composition, liquidation, receivership, or similar relief under any Debtor Relief Law, or shall file a petition to take advantage of any Debtor Relief Law, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall fail generally to pay its debts as they become due, or shall consent to the appointment of any receiver, trustee, custodian or liquidator of it or all or a substantial part of its Property; or a proceeding or action shall be instituted or commenced against the Company or any Material Subsidiary seeking an order for relief or a reorganization, arrangement, composition, liquidation, receivership, or similar relief under any Debtor Relief Law or seeking the appointment, without the consent of the Company or any Material Subsidiary, of any receiver, trustee, custodian or liquidator of it or all or a substantial part of the Property of the Company or any Material Subsidiary and such proceeding or action shall remain undismissed or unstayed for a period of 90 days; or an order, decree, or judgment for an involuntary petition adjudicating the Company or any Material Subsidiary insolvent shall be entered by any court of competent jurisdiction and shall remain undismissed or unstayed for a period of 90 days. (d) Payment of Judgments. The Company or any of its Material Subsidiaries fails to pay any final judgment or order for the payment of money in excess of the Threshold Amount rendered against it or any of its assets (exclusive of any judgment or order the amounts of which are fully covered by insurance less any applicable deductible and as to which the insurer has been notified of such judgment or order and has not denied coverage in respect thereof) and either (i) any enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) the same shall not be stayed, vacated, satisfied, discharged or bonded pending appeal (or provisions shall not be made for such stay, vacation, satisfaction, discharge or bond), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company or the relevant Material Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal. (e) Default on Other Debt or Security. The Company or any Material Subsidiary shall (i) fail to pay any principal of or interest on any Debt (other than the Obligation) the principal or face amount of which exceeds the Threshold Amount when due (or, where permitted, within any applicable

54 grace period), whether by scheduled maturity, required prepayment, acceleration, demand or otherwise and such default continues unremedied for five Business Days after such due date or applicable grace period, or (ii) fail to perform or observe any other provision (other than a provision that is substantially identical to a provision in this Agreement) contained in any agreement securing or relating to such Debt (or any other breach or default under such Debt agreement occurs) if the effect of such failure to perform or observe such other provisions (or breach or default) is to cause such Debt to become due prior to its stated maturity; provided, however, that if any such failure, breach or default shall be waived or cured (as evidenced by a writing from such holder or trustee) then, to the extent of such waiver or cure, the Event of Default hereunder by reason of such failure, breach or default shall be deemed likewise to have been thereupon waived or cured. (f) ERISA. A termination of a Plan of the Company or an ERISA Affiliate pursuant to Section 4042 of ERISA that would reasonably be expected to result in a Material Adverse Effect. (g) Misrepresentation. Any representation or warranty made by the Company is untrue in any material respect, or any certificate, schedule, statement, report, notice or writing (excluding any Appraisal, for which the Company makes no representation) furnished by the Company to the Administrative Agent or to the Banks, or any of them, is untrue in any material respect on the date as of which the facts set forth are stated or certified, shall remain material at the time of discovery and shall, if curable, remain incorrect in any material respect after 30 days after written notice thereof to the Company (it being understood that any failure by the Company to include within any such schedule, statement, report, notice, or writing any information the omission of which would cause the material included to be misleading shall be as much an untruth as a false statement contained therein). Section 7.2 Remedies Upon Default. If an Event of Default specified in Section 7.1(c) occurs, the obligation of each Bank to make Loans hereunder shall thereupon automatically terminate (unless previously terminated) and the aggregate unpaid principal balance of and accrued interest on the Obligation shall thereupon become due and payable concurrently therewith, without any action by the Administrative Agent or any Bank and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby expressly waived. Except as set forth in the preceding sentence, should any other Event of Default occur and be continuing, the Administrative Agent may, and if requested by the Majority Banks, shall, do any one or more of the following: (a) Acceleration. Declare (by written notice to the Company) the entire unpaid balance of the Loans, all interest accrued and unpaid thereon and the other Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable, without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or other notice of any kind (except any notice or demand specified in this Agreement), all of which are hereby expressly waived. (b) Termination. Terminate any unused Commitments by written notice to the Company (unless previously terminated). (c) Judgment. Reduce any claim to judgment. (d) Rights. Exercise any and all legal and equitable Rights available to it (including all remedies under the Cape Town Treaty including, without limitation, Article 13 of the Cape Town Convention). In addition to any other rights and remedies granted to the Administrative Agent and the Banks in the Loan Papers, while any Event of Default is continuing the Administrative Agent on behalf of the Banks may exercise all rights and remedies of a secured party under the New York Uniform Commercial

55 Code or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law while any Event of Default is continuing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below and any notice expressly required under the terms of the Loan Papers) to or upon the Company (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by the Company of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Banks, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Bank or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Administrative Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company (excluding any redemption right expressly provided in the terms of the Loan Papers), which right or equity is hereby waived and released. Subject to the succeeding paragraph, the Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable and documented out-of- pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Banks hereunder, including reasonable and documented out of pocket attorneys’ fees and disbursements, to the payment in whole or in part of the obligations of the Company under the Loan Papers, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York Uniform Commercial Code, need the Administrative Agent account for the surplus, if any, to the Company. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Any payment received after acceleration of the Obligations pursuant to Section 7.2 shall be applied (1) first, towards payment of fees and expenses then due under Section 9.4 and amounts pursuant to a Loan Paper payable to the Administrative Agent, (2) second, towards payment of fees and expenses then due under Section 9.4 and Section 9.5 and amounts pursuant to a Loan Paper payable to the Banks and towards payment of interest then due on account of the Loans, ratably among the parties entitled thereto in accordance with the amounts of such fees and expenses and interest then due to such parties, (3) third, towards payment of principal of the Loans then due hereunder ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties, (4) fourth, towards payment of any other Obligations then due hereunder in accordance with the amounts of principal then due to such parties and (5) fifth, all remaining amounts after Payment in Full of the Obligations shall be promptly returned to the Company. Section 7.3 Remedies in General. If any Event of Default shall occur and be continuing, the Administrative Agent may immediately proceed to protect and enforce all or any Rights with respect thereto contained in this Agreement or any other Loan Papers or may enforce any other legal or equitable Rights. Any Right may be exercised from time to time, independently or concurrently, and as often as shall be deemed expedient. No waiver of any Event of Default shall extend to any subsequent Event of Default.

56 ARTICLE VIII THE ADMINISTRATIVE AGENT Section 8.1 Authorization and Action. Each Bank hereby irrevocably appoints and authorizes BNP Paribas to act as its Administrative Agent and collateral agent hereunder and under each of the other Loan Papers. BNP Paribas consents to such appointment as Administrative Agent and agrees to perform the duties of the Administrative Agent hereunder and under the other Loan Papers. Each Bank authorizes and directs the Administrative Agent to act on its behalf and to exercise such powers under this Agreement as are specifically delegated to or required of the Administrative Agent by the terms hereto, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the other Loan Papers (including, without limitation, enforcement or collection of the Loans or Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Loans or Notes; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to liability or which is contrary to this Agreement or applicable Law. Section 8.2 Administrative Agent’s Reliance, Etc. None of the Administrative Agent and its respective Affiliates, directors, officers, agents, or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Papers (i) with the consent or at the request of the Majority Banks (or all the Banks, if required) or (ii) in the absence of its or their own gross negligence or willful misconduct (it being the express intention of the parties that the Administrative Agent and its directors, officers, agents, and employees shall have no liability for actions and omissions under this Section 8.2 resulting from their ordinary contributory negligence). Without limitation of the generality of the foregoing, the Administrative Agent (i) may treat the payee of each Loan or Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties, or representations made by or on behalf of the Company in or in connection with any Loan Paper; (iv) except as otherwise expressly provided herein, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of any Loan Paper or to inspect the property (including the books and records) of the Company or any of its Subsidiaries; (v) shall have no responsibility to ensure the satisfaction of any condition set forth in Article IV or elsewhere herein other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, (vi) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Paper or any other instrument or document furnished pursuant hereto or thereto; (vii) shall incur no liability under or in respect of any Loan Paper by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telecopier or e-mail) reasonably believed by it to be genuine and signed or sent by the proper party or parties; and (viii) may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Section 8.3 Rights of the Administrative Agent as Bank. With respect to their Commitments and the Loans, if any, made by them and the Notes, if any, issued to them, the Administrative Agent and its Affiliates shall have the same rights and powers under this Agreement or any other Loan Paper as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term “Bank” or “Banks” shall, unless otherwise expressly indicated, include the Administrative Agent, in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as

57 trustee under indentures of, and generally engage in any kind of business with, the Company, any of the Subsidiaries and any Person who may do business with or own securities of the Company or of the Subsidiaries, all as if such Bank were not the Administrative Agent, and without any duty to account therefor to the Banks. Section 8.4 Bank Credit Decision. Each Bank acknowledges and agrees that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on the Current Financials and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges and agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Section 8.5 Administrative Agent’s Indemnity. The Administrative Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement or the Loans or Notes unless indemnified to the Administrative Agent’s satisfaction by the Banks against loss, cost, liability, and expense. If any indemnity furnished to the Administrative Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Banks severally but not jointly agree to indemnify the Administrative Agent (to the extent not reimbursed by the Company), ratably according to the respective principal amounts of the Loans and Commitments then held by each of them; provided that, in the case of Section 2.22, when a Defaulting Bank shall exist, any such Defaulting Bank’s Commitment shall be disregarded in the calculation, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement or the other Loan Papers (including, without limitation, any action taken or omitted under Article II of this Agreement); provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the Administrative Agent’s fraud, gross negligence or willful misconduct. Each Bank agrees, however, that it expressly intends, under this Section 8.5, to indemnify the Administrative Agent ratably as aforesaid for all such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements arising out of or resulting from the Administrative Agent’s ordinary or contributory negligence. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Papers to the extent that the Administrative Agent is not reimbursed for such expenses by the Company. The provisions of this Section 8.5 shall survive the termination of this Agreement and/or the payment or assignment of any of the Loans or Notes. Section 8.6 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Company and may be removed as Administrative Agent under this Agreement and the other Loan Papers at any time with or without cause by the Majority Banks or the Company (so long as no Event of Default is continuing). Upon any such resignation or removal the Company (so long as no Event of Default is continuing) or the Majority Banks, with the consent, not to be unreasonably withheld or delayed, of the Company (provided that the Company’s consent shall not be required during the continuance of an Event of Default under Section 7.1(a) or Section 7.1(c)), shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 calendar days after the retiring Administrative Agent’s giving notice of resignation or the Majority Banks’ removal of the retiring

58 Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, with the consent, not to be unreasonably withheld or delayed, of the Company (provided that the Company’s consent shall not be required during the continuance of an Event of Default under Section 7.1(a) or Section 7.1(c)), appoint a successor Administrative Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder and under the other Loan Papers by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Papers; provided that solely for purposes of maintaining any security interest granted to the Administrative Agent under any Loan Paper for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Loan Paper, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section 8.6 (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Loan Paper, including any action required to maintain the perfection of any such security interest). After any retiring Administrative Agent’s resignation or removal as the Administrative Agent hereunder and under the other Loan Papers, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Papers. Section 8.7 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” If the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks; provided, however, if such notice is received from a Bank, the Administrative Agent also shall give notice thereof to the Company. The Administrative Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in Section 8.1 and Section 8.2. Section 8.8 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 9.6 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies under the Loan Papers may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (b) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Paper to the holder of any Lien on such property that is permitted by Section 6.13 and to release any Lien in connection with any release required or permitted under the Loan Papers. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by the Company in connection therewith, nor shall the Administrative Agent be responsible or liable to the Banks or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

59 ARTICLE IX MISCELLANEOUS Section 9.1 Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Paper, nor consent to any departure by the Company herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks (or the Administrative Agent with the consent, authorization or direction of the Majority Banks, including pursuant to the terms of the Loan Papers as in effect on the Effective Date) in all cases, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (1) no amendment, waiver, or consent shall, unless in writing and signed by each Bank directly affected thereby (or the Administrative Agent with the consent of each Bank directly affected thereby), do any of the following: (i) increase the amount of the Commitments of any non-consenting Banks or subject any non- consenting Banks to any additional obligations, (ii) reduce the principal of, or rate or amount of interest applicable to, any Loan of any non-consenting Banks other than as provided in this Agreement, or any fees owing to non-consenting Banks hereunder (excluding any interest owing pursuant to Section 2.9, which may be waived by the Majority Banks), (iii) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees of any non-consenting Banks hereunder, (iv) extend the Maturity Date, (v) eliminate or reduce the voting rights of any non-consenting Bank under this Section 9.1, (vi) amend Section 2.15 in any manner that would alter the pro rata sharing of payments or Commitment reductions of any non-consenting Bank required thereby, (vii) reduce the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Banks, which shall be required for the non-consenting Banks to take any action hereunder or (viii) amend Section 7.2 in a manner that would alter the “waterfall” provision in a manner adverse to non-consenting Banks and (2) no amendment or modification shall, unless in writing and signed by all Banks (or the Administrative Agent with the consent of all Banks) release all or substantially all of the Collateral (except to the extent contemplated by Section 6.12, Section 7.2, or Section 7.3 hereof, as in effect on the date hereof); and provided, further, that no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Paper, or modify or waive any provision of Section 2.22. (b) Notwithstanding the foregoing, if the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Papers, then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. (c) Notwithstanding the foregoing, if any amendments to this Agreement or any other Loan Paper are required or deemed necessary to effectuate the making of Incremental Term Loans in accordance with the provisions of Section 2.24 hereof, then the Administrative Agent, the Company and such Incremental Banks making Incremental Term Loans shall be permitted to amend, modify or supplement this Agreement and any other Loan Paper for the purpose of effectuating such Incremental Term Loans in accordance with the terms of Section 2.24, and each such amendment shall become effective without any further action or consent of any other party to this Agreement. Section 9.2 Notices, Etc. The Administrative Agent, any Bank, or the holder of any Loan or Note giving consent or notice or making any request of the Company provided for hereunder, shall notify each Bank and the Administrative Agent. In the event that the holder of any Loan or Note (including any Bank) shall transfer such Loan or Note, it shall promptly so advise the Administrative Agent which shall

60 be entitled to assume conclusively that no transfer of any Loan or Note has been made by any holder (including any Bank) unless and until the Administrative Agent receives written notice to the contrary. Notices, consents, requests, approvals, demands, and other communications (collectively “Communications”) provided for herein shall be in writing (including telecopy Communications) and mailed, telecopied, e-mailed (where indicated) or delivered: (a) If to the Company, to it at: Southwest Airlines Co. P.O. Box 36611, HDQ-6TR Love Field Dallas, Texas 75235 Attention: Treasurer E-mail: Capital_Markets-DG@wnco.com (b) If to the Administrative Agent, to it at: BNP Paribas 787 Seventh Avenue New York, NY 10019 Attention: Loan Administration E-mail: dl.nyk.regional.agency@ca.bnpparibas.com With a copy to: elghali.amrani@us.bnpparibas.com ankush.chowdhury@us.bnpparibas.com shane.power@us.bnpparibas.com dl.afgny.mo@us.bnpparibas.com (c) If to any Bank, such address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties. All Communications shall, when mailed, telecopied, e-mailed or delivered, be effective and shall be deemed to have been duly given when sent by telecopier or e-mail to any party or the telecopier number or e-mail address, as applicable, as set forth herein or on the signature pages hereof (or other telecopy number or e-mail address designated by such party in a written notice to the other parties hereto), or five days after being mailed to the address as set forth herein (or such other address designated by such party in a written notice to the other parties hereto) respectively, or when delivered to such address; provided, however, Communications to the Administrative Agent pursuant to Article II or Article VIII shall not be effective until received by the Administrative Agent. Section 9.3 No Waiver; Remedies. No failure on the part of any Bank or the Administrative Agent to exercise, and no delay in exercising, any Right hereunder or under any other Loan Paper shall operate as a waiver thereof; nor shall any single or partial exercise of any such Right, or any abandonment or discontinuance of any steps to enforce such Right, preclude any other or further exercise thereof or the exercise of any other Right. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. The Rights herein provided are cumulative and not exclusive of any Rights provided by Law. Section 9.4 Costs and Expenses. The Company agrees to pay or reimburse the Administrative Agent for paying: (a) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with (i) the preparation, execution, delivery, and administration of this

61 Agreement and the other Loan Papers, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of one external counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to their respective Rights and responsibilities under this Agreement and the other Loan Papers, and (ii) any amendment, modification, supplement, or waiver of any of the terms of this Agreement, and (b) all reasonable and documented out-of-pocket costs and expenses of the Banks, the Arranger, the Structuring Agent, the Bookrunner and the Administrative Agent (limited in the case of legal fees and expenses, to one firm of outside counsel, one firm of aviation counsel, and, if necessary, a single local counsel in each appropriate jurisdiction to Administrative Agent and the Banks, taken as a whole (and, in each case, in the case of an actual or perceived conflict of interest, an additional counsel to all such similarly situated affected parties)) in connection with the enforcement of this Agreement and the other Loan Papers. The obligations of the Company under this Section 9.4 shall survive the termination of this Agreement and/or repayment of the Loans. Section 9.5 Indemnity. The Company agrees to indemnify and hold harmless the Administrative Agent, the Arranger, the Structuring Agent, the Bookrunner and the Banks and each of their respective Affiliates, officers, directors, employees, agents, advisors and representatives against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, deficiencies, expenses, and disbursements of any kind or nature whatsoever (which, in the case of legal fees and expenses, is limited to one firm of outside counsel, one firm of aviation counsel, and, if necessary, a single local counsel in each appropriate jurisdiction to Administrative Agent and the Banks, taken as a whole (and, in each case, in the case of an actual or perceived conflict of interest, an additional counsel to all such similarly situated affected parties)) which may be imposed on, incurred by or asserted against the Administrative Agent, any Bank, the Arranger, the Structuring Agent, the Bookrunner or any of their respective Affiliates, officers, directors, employees, agents, advisors or other representatives in any way relating to or arising out of the Loan Papers, any transaction related hereto, or any act, omission, or transaction of the Company, its Subsidiaries, and Affiliates, or any of their employees, officers, directors or other representatives, to the extent that any of the same results, directly or indirectly, from any claims made or actions, suits, or proceedings commenced by or on behalf of any person other than the Administrative Agent or a Bank. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. The obligation of the Company under this section shall continue for a period of one year after payment of the Obligation and termination of any or all Loan Papers, and SHALL APPLY WHETHER OR NOT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE ADMINISTRATIVE AGENT OR ANY BANK; provided, however, that (i) although each indemnified party shall have the right to be indemnified from its own ordinary negligence, no indemnified party shall have the right to be indemnified hereunder for willful misconduct, gross negligence or bad faith to the extent found by a final, non- appealable judgment of a court of competent jurisdiction and (ii) the indemnity set forth in this Section 9.5 shall not apply to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, deficiencies, expenses or disbursements resulting from a proceeding that does not involve an act or omission by the Company or any of its affiliates and that is brought by an indemnified party against any other indemnified party (other than claims against the Administrative Agent in its capacity or in fulfilling its role as the Administrative Agent under the Loan Papers). To the fullest extent permitted by applicable law, no party hereto shall not assert, and each party hereto hereby waives, any claim against any indemnified party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Papers or any agreement or instrument

62 contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. Section 9.6 Right of Setoff. If any Event of Default shall have occurred and is continuing, each Bank and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank or Affiliate to or for the credit or the account of the Company against any and all obligations of the Company now or hereafter existing under this Agreement and the Loans held by such Bank or Affiliate, irrespective of whether or not such Bank or Affiliate shall have made any demand under this Agreement or any Note and although such obligations may be unmatured. Each Bank agrees promptly to notify the Company and the Administrative Agent after any such setoff and application made by such Bank or Affiliate, but the failure to give such notice shall not affect the validity of such setoff and application. The Rights of each Bank under this Section 9.6 are in addition to the Rights and remedies (including, without limitation, other Rights of setoff) which such Bank may have. Section 9.7 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 9.8 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Papers to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Paper or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Affiliates and the respective directors, officers, employees, agents and advisors may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the such Person, as the case may be at its address set forth in Section 9.2 or at such other address of which such other Person shall have been notified pursuant thereto; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

63 Section 9.9 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement and the other Loan Papers, and no investigation by the Administrative Agent or any Bank or any closing shall affect the representations and warranties or the Right of the Administrative Agent or any Bank to rely upon them. Section 9.10 Binding Effect. This Agreement shall become effective when it shall have been executed by the Company, the Administrative Agent, and each Bank and thereafter shall be binding upon and inure to the benefit of the Company (subject to the provisions of Section 9.11), the Administrative Agent, each Bank and their respective successors and assigns. Section 9.11 Successors and Assigns; Participations (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises, agreements, representations and warranties by or on behalf of the Company, the Administrative Agent or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Except for any assignment or transfer by the Company of its rights and obligations under this Agreement to a Successor Company in accordance with Section 6.14, the Company may not assign or transfer any its rights or obligations hereunder without the prior written consent of all of the Banks. (b) Each Bank may without the consent of the Company sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or the Loans owing to it and any Note or Notes held by it); provided, however, that (i) such Bank’s obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of its Loans and Notes (if any) for all purposes of this Agreement, (iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Article II (subject to the requirements and limitations of Article II, including the requirements under Section 2.18 (it being understood that the documentation required under Section 2.18(f) shall be delivered to the participating Bank)) and Section 9.4, but only to the extent that such protection would have been available to such Bank, calculated as if no such participations had been sold, and the indemnity protection provisions contained in Section 9.5; provided, that such participating bank or entity agrees to be subject to Section 2.23 as if it were an assignee under paragraph (c) of this Section 9.11 (v) the Company, the Administrative Agent, and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement, (vi) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Papers, other than the right to vote upon or consent to (y) amendments, modifications, or waivers with respect to any fees payable hereunder (including the dates fixed for the payment of any such fees) or the amount of principal or the rate of interest payable on, or the dates fixed for any payment of principal of or interest on, the Loans and (z) any extension of the Maturity Date and (vii) for so long as no Event of Default under Section 7.1(a) or Section 7.1(c) has occurred and is continuing, such participating bank shall not be a Defaulting Bank, a Disqualified Institution, or any Affiliate of the foregoing (and any attempted participation to any of the foregoing shall be null and void ab initio). Each Bank that sells a participation agrees to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.23 with respect to any participating bank or entity. Each Bank that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register to any Person except to the extent that such disclosure is necessary to establish that

64 a Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations, Section 1.163-5 of the proposed United States Treasury Regulations or any applicable temporary or other successor regulation of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (c) Each Bank may assign to one or more Persons (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Bank, a Disqualified Institution, or the Company or any of the Company’s Affiliates and, in each case, any attempted assignment thereto shall be null and void ab initio), all or a portion of its interests, rights, and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or, if the Commitment is not then in effect, all or a portion of the principal outstanding balance of the Loans at the time owing to it); provided, however, that (i) such assignment, if not to a Bank or an Eligible Affiliate Assignee of the assigning Bank, shall be consented to by the Company (which consent shall not be unreasonably withheld or delayed and shall not be required after the occurrence or during the continuance of an Event of Default) and the Administrative Agent (which consent shall not be unreasonably withheld or delayed), (ii) each Bank’s Commitment or Loans to be assigned shall not be less than $5,000,000 unless (x) otherwise agreed by the Company and the Administrative Agent, (y) in the case of the assigning Bank, such amount is reduced to zero pursuant to such assignment or (z) the assignment is to a Bank, (iii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank’s rights and obligations under this Agreement, (iv) the assignee thereof shall deliver to the Company and the Administrative Agent any Internal Revenue Service forms required by Section 2.18, and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Assumption substantially in the form of Exhibit D hereto or such other form as is reasonably acceptable to the Administrative Agent and the Company (an “Assignment and Assumption”), together with a properly completed Administrative Questionnaire, any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 (or such lesser amount as shall be acceptable to the Administrative Agent); provided, however, no such fee shall be required in the case of any assignment requested by the Company pursuant to Article II of this Agreement. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least five Business Days after the execution thereof (unless a shorter period shall be agreed to by the Company, the Administrative Agent, and the assignor Bank), (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Bank hereunder and under the other Loan Papers and (y) the assignor Bank thereunder shall, to the extent provided in such Assignment and Assumption, be released from its obligations under this Agreement and the other Loan Papers (and, in the case of an Assignment and Assumption covering all of the remaining portion of an assigning Bank’s rights and obligations under this Agreement and the other Loan Papers, such Bank shall cease to be a party hereto and thereto). (d) By executing and delivering an Assignment and Assumption, the Bank assignor thereunder and the assignee confirm to and agree with each other and the other parties hereto as follows (subject to Section 2.23): (i) other than the representations and warranties that (x) it is the legal and beneficial owner of the interest being assigned thereby, (y) the interest being assigned thereby is free and clear of any lien, encumbrance or other adverse claim and (z) it has full power and authority, and has taken all action necessary, to execute and deliver such Assignment and Assumption and to consummate the transactions contemplated thereby, such Bank assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or any other Loan Paper or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement, any other Loan Paper or any other instrument or

65 document furnished pursuant hereto; (ii) such Bank assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance of its respective obligations under this Agreement, any other Loan Paper or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement together with copies of financial information and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Bank assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action on behalf of such assignee and to exercise such powers under this Agreement and the other Loan Papers as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank. (e) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Company, shall maintain at its office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks and the Commitment of, or principal amount (and stated interest) of the Loans owing to, each Bank from time to time (the “Register”). The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. A copy of the Register shall be available for inspection by the Company, any Bank or the Administrative Agent at any reasonable time and from time to time upon reasonable prior notice. (f) Upon its receipt of an Assignment and Assumption executed by an assigning Bank and an assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Assumption has been completed, (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Banks, the Administrative Agent and the Company. Within five Business Days after receipt of such notice, the Company, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes, if any, (x) a new Note or Notes to such assignee in an amount equal to its portion of the Loan assumed by it pursuant to such Assignment and Assumption and (y) if the assigning Bank has retained any Loan hereunder, new Notes to the assigning Bank in an amount equal to the Loan retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes. Such new Notes shall be dated the effective date of such Assignment and Assumption. Cancelled Notes shall be returned to the Company. (g) Notwithstanding any other provision herein, any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.11 (or in connection with any swap, derivative, securitization or credit insurance relating to the Company and its obligations), disclose to the assignee or participant or proposed assignee or participant (or to any direct, indirect, actual or prospective counterparty (and its advisor) to any such swap, derivative or securitization) any information relating to the Company and its Subsidiaries furnished to such Bank by or on behalf of the Company; provided, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant (or any such counterparty (and its advisor)) shall agree for the benefit of the Company to preserve the confidentiality of any confidential information relating to the Company received from such Bank.

66 (h) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto. Section 9.12 Confidentiality. The Administrative Agent and each Bank agrees to keep confidential all Information (as defined below); provided that nothing herein shall prevent the Administrative Agent or any Bank from disclosing any such Information (a) to the Administrative Agent, any Bank or any affiliate thereof, (b) as permitted by Section 9.11(g), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates in each case on a need- to-know basis, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Bank’s investment portfolio in connection with ratings issued with respect to such Bank, (i) in connection with the exercise of any remedy hereunder or under any other Loan Paper, or (j) if agreed by the Company in its sole discretion, to any other Person. “Information” means all information received from the Company relating to the Company or its business, other than any such information that is available to the Administrative Agent or any Bank on a non-confidential basis prior to disclosure by the Company and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that in the case of information received from the Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. If any Bank or the Administrative Agent is in any manner requested or required to disclose any of the information delivered or made available to it by the Company under clauses (d), (e) or (f) of this Section 9.12, in each case other than in connection with any routine examination or audit conducted by a Governmental Authority in the ordinary course, such Bank or the Administrative Agent will, to the extent permitted by Law, provide the Company with prompt notice, to the extent reasonable, so that the Company may seek, at its sole expense, a protective order or other appropriate remedy or may waive compliance with this Section 9.12. Each Bank acknowledges that information furnished to it pursuant to this Agreement or the other Loan Papers may include material non-public information concerning the Company and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws. All information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Papers will be syndicate-level information, which may contain material non-public information about the Company and its Affiliates and their related parties or their respective securities. Accordingly, each Bank represents to the Company and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.

67 Section 9.13 Independence of Covenants. All covenants contained in this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken or condition exists. Section 9.14 Severability. Should any clause, sentence, paragraph, or Section of this Agreement be judicially declared to be invalid, unenforceable, or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable, or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Section 9.15 Integration. This Agreement and the other Loan Papers represent the entire agreement of the Company, the Administrative Agent and the Banks with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Papers. Section 9.16 Descriptive Headings. The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Section 9.17 Execution in Counterparts. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Paper and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.2), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Paper and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Paper or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Paper and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart.

68 Section 9.18 WAIVERS OF JURY TRIAL. THE COMPANY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER AND FOR ANY COUNTERCLAIM THEREIN. Section 9.19 No Fiduciary Duty. The Administrative Agent, the Arranger, the Structuring Agent, the Bookrunner, each Bank and their Affiliates (collectively, solely for purposes of this paragraph, the “Banks”), may have economic interests that conflict with those of the Company, its stockholders and/or its affiliates. The Company agrees that nothing in the Loan Papers or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Bank, on the one hand, and the Company, its stockholders or its affiliates, on the other. The Company acknowledges and agrees that (i) the transactions contemplated by the Loan Papers (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Banks, on the one hand, and the Company, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Bank has assumed an advisory or fiduciary responsibility in favor of the Company, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Bank has advised, is currently advising or will advise the Company, its stockholders or its affiliates on other matters) or any other obligation to the Company except the obligations expressly set forth in the Loan Papers and (y) each Bank is acting solely as principal and not as the agent or fiduciary of the Company, its management, stockholders, creditors or any other Person. The Company acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Company agrees that it will not claim that any Bank has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to it, in connection with such transaction or the process leading thereto. Section 9.20 USA Patriot Act. Each Bank hereby notifies the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify, and record information that identifies each borrower, guarantor or grantor (the “Loan Parties”), which information includes the name and address of each Loan Party and other information that will allow such Bank to identify such Loan Party in accordance with the Patriot Act. The Company agrees to provide such information as each Bank or the Administrative Agent reasonably requests in order to perform its “know your customer” due diligence. Section 9.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Paper or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Paper, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge

69 institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Paper; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 9.22 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Bank holding such Loan in accordance with applicable law, the rate of interest payable to such Bank in respect of such Loan hereunder, together with all Charges payable to such Bank in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable to such Bank in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Bank in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Bank. [Signature Pages Follow]

[SIGNATURE PAGE TO SOUTHWEST AIRLINES TERM LOAN AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. SOUTHWEST AIRLINES CO. By: /s/ Richard Dean Jenkins Name: Richard Dean Jenkins Title:Vice President Treasurer

[SIGNATURE PAGE TO SOUTHWEST AIRLINES TERM LOAN AGREEMENT] BNP PARIBAS as a Bank and the Administrative Agent By: /s/ Ghali Amrani Name: Ghali Amrani Title: VP By: /s/ Ahsan Avais Name: Ahsan Avais Title: Director